UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund:  BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2014

Date of reporting period: 05/31/2014

Item 1 – Report to Stockholders

MAY 31, 2014

ANNUAL REPORT

BlackRock California Municipal Bond Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	MAY 31, 2014

Shareholder Letter

Dear Shareholder,

Most asset classes performed well for the 12-month period ended May 31, 2014. The period began with financial markets reacting to a spate of interest rate volatility sparked by the Federal Reserve’s first mention of gradually reducing (or “tapering”) the central bank’s asset purchase programs earlier than originally expected. After a sharp sell-off, markets broadly rebounded in late June as the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer. Although the tone of economic and financial news became mixed last autumn, it was a surprisingly positive period for the markets. Early on, the Fed defied investors’ expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus – a condition that caused fixed income investments to struggle. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets – driven by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth – combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from an unusually harsh winter.

In the months that followed, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets were resilient as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Broadly speaking, the strongest performers of 2013 struggled most in 2014 and vice versa. Emerging markets particularly benefited from this broad rotation into cheaper valuations. For investors in these markets, technical factors heartily outweighed the growing list of geopolitical issues. Emerging market equities ended the period with a strong rally through May even as a military coup was underway in Thailand. May was a strong month for most of the world’s equity and fixed income markets. U.S. large cap stocks touched record highs while volatility trended to unusually low levels. In fixed income, investor appetite for bonds persevered as interest rate volatility remained contained against a strong supply-and-demand backdrop.

On the whole, equity markets in the developed world posted robust gains for the 12-month period ended May 31. Emerging markets generated positive, but less dramatic returns due to increased volatility amid heightened risks for the asset class. In fixed income, higher quality sectors including U.S. Treasury bonds, tax-exempt municipals and investment grade corporate bonds, were challenged by interest rate uncertainty, but produced positive results for the 12-month period as the rate market calmed in 2014. High yield bonds delivered strong performance as they benefited from income-oriented investors’ ongoing search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Financial markets moved higher over the period despite modest global growth and a shift toward tighter monetary policy in the United States.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.63%	20.45%
U.S. small cap equities (Russell 2000® Index)	(0.10)	16.79
International equities (MSCI Europe, Australasia, Far East Index)	5.33	18.04
Emerging market equities (MSCI Emerging Markets Index)	1.89	4.27
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.32	0.46
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.28	2.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.86	2.97
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.14	7.88
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2014	BlackRock California Municipal Bond Fund

Investment Objective

BlackRock California Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2014, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® California Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® California Municipal Bond Index, includes only those California bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

The Fund’s longer duration posture (greater sensitivity to interest rate movements), relative to the benchmark index, detracted from performance as interest rates increased in the first half of the period. (Bond prices generally fall when interest rates rise.) Additionally, the Fund’s high quality bias had a negative impact on relative results. Although high quality credits performed positively, credit spreads tightened more dramatically in lower-rated credits, driving their outperformance during the period. Holding no exposure to Puerto Rico credits proved to be a disadvantage as these credits, despite their weak credit fundamentals, rebounded later in the period due to large inflows, because of investors seeking higher yields. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance.

•	Contributing positively to performance was the high coupon structure of the Fund’s municipal bond holdings.

•

The Fund maintained leverage in the form of tender option bonds, which helped to generate a higher level of income while short-term borrowing costs remained low. However, leverage on the Fund’s assets amplified the negative effect of rising interest rates on the Fund’s total return.

Describe recent portfolio activity.

•

During the 12-month period, activity in the Fund was focused on managing volatility. More specifically, the Fund reduced its duration profile by concentrating purchases in shorter-maturity municipal bonds with higher coupons while selling lower-yielding, longer-duration holdings. The Fund also significantly reduced leverage over the period.

Describe portfolio positioning at period end.

•

Relative to the S&P® California Municipal Bond Index, the Fund ended the period with an underweight duration posture and overweight exposure to school district and utility revenue bonds. Exposure to water and utility bonds was maximized within the Fund’s investment guidelines. The Fund maintained a bias for higher quality California issues as valuations on lower-rated bonds were less attractive after a period of spread tightening. The average coupon rate of the Fund’s municipal bond holdings stood at 5.45%. The Fund continued to hold exposure to tender option bonds in order to increase income while the municipal yield curve remained relatively steep and short-term interest rates remained low. In addition, the Fund continued to hold 10-year U.S. Treasury futures contracts to manage interest rate risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
County/City/Special District/School District	31%
Utilities	27
Health	17
State	11
Transportation	9
Education	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
AAA/Aaa	18%
AA/Aa	55
A	26
BBB/Baa	1

[1]

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	2
2016	9
2017	7
2018	7

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

4	ANNUAL REPORT	MAY 31, 2014

BlackRock California Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 13 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014 the S&P® California Municipal Bond Index includes only those California bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years.

Performance Summary for the Period Ended May 31, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.20%	2.20%	8.11%	2.31%	N/A	6.81%	N/A	5.26%	N/A
Investor A	1.92	1.92	8.02	2.13	(2.21)%	6.57	5.65%	5.00	4.55%
Investor A1	2.07	2.07	8.18	2.36	(1.73)	6.75	5.88	5.18	4.75
Investor B	1.76	1.76	7.86	1.82	(2.08)	6.27	5.95	4.74	4.74
Investor C	1.26	1.26	7.70	1.44	0.47	5.79	5.79	4.24	4.24
Investor C1	1.67	1.67	7.92	1.85	0.88	6.22	6.22	4.65	4.65
S&P® Municipal Bond Index	—	—	5.86	2.97	N/A	5.91	N/A	5.05	N/A
S&P® California Municipal Bond Index	—	—	8.23	5.76	N/A	7.06	N/A	5.57	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2014	5

Fund Summary as of May 31, 2014	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2014, the Fund’s Investor A1 Shares performed in line with its primary benchmark, the S&P® Municipal Bond Index, while all other share classes underperformed the primary benchmark. The Fund underperformed its secondary benchmark, the S&P® New Jersey Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® New Jersey Municipal Bond Index, includes only those New Jersey bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years. The following discussion of relative performance pertains to the S&P® New Jersey Municipal Bond Index.

What factors influenced performance?

•

The Fund’s longer duration posture (greater sensitivity to interest rate movements), relative to the benchmark index, detracted from performance as interest rates increased in the first half of the period. (Bond prices generally fall when interest rates rise.) Allocations to pre-refunded bonds and utilities, both lower-yielding sectors, were detrimental to relative performance. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period. The Fund’s zero-coupon holdings, which have longer durations for their respective maturities, also detracted. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance.

•

Contributing positively to performance was the high coupon structure of the Fund’s municipal bond holdings. The Fund’s exposure to health care and transportation credits contributed positively to returns as these sectors were among the better performing during the period. An overweight to A and AA-rated credits also had a positive impact as these issues outperformed other investment grade quality tiers. Additionally, bonds purchased by the Fund after interest rates had increased over the first half of the period helped performance as interest rates fell during the latter half of the period against a positive supply-and-demand backdrop in the municipal market. New-issue purchases especially experienced strong market demand.

•

The Fund maintained leverage in the form of tender option bonds, which helped to generate a higher level of income while short-term borrowing costs remained low. However, leverage on the Fund’s assets amplified the negative effect of rising interest rates on the Fund’s total return.

Describe recent portfolio activity.

•

During the first half of the 12-month period, the Fund’s trading activity was focused on managing volatility. As interest rates began to fall in 2014, the Fund sought to capture relative value opportunities while reducing duration through the use of 10-year U.S. Treasury futures contracts. Throughout the period, the Fund participated in new-issue offerings as opportunities were presented in the market. Also during the period, the Fund sold the last of its Puerto Rico government-related holdings.

Describe portfolio positioning at period end.

•	The Fund ended the period with a neutral duration bias as compared to the S&P® New Jersey Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Transportation	23%
Health	20
Education	17
County/City/Special District/School District	15
State	13
Corporate	5
Housing	4
Utilities	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
AAA/Aaa	6%
AA/Aa	37
A	36
BBB/Baa	10
BB/Ba	2
B	2
N/R2	7

[1]

Credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $12,252,328, representing 5% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	5
2016	3
2017	10
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	ANNUAL REPORT	MAY 31, 2014

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 13 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014 the S&P® New Jersey Municipal Bond Index includes only those New Jersey bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years.

Performance Summary for the Period Ended May 31, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.88%	2.85%	8.15%	2.89%	N/A	6.85%	N/A	5.38%	N/A
Service	2.72	2.58	8.08	2.78	N/A	6.69	N/A	5.18	N/A
Investor A	2.61	2.51	8.08	2.78	(1.59)%	6.69	5.77%	5.18	4.73%
Investor A1	2.76	2.69	8.16	2.93	(1.19)	6.85	5.98	5.34	4.91
Investor C	1.96	1.91	7.58	1.99	1.01	5.88	5.88	4.38	4.38
Investor C1	2.37	2.31	7.89	2.41	1.42	6.31	6.31	4.81	4.81
S&P® Municipal Bond Index	—	—	5.86	2.97	N/A	5.91	N/A	5.05	N/A
S&P® New Jersey Municipal Bond Index	—	—	8.13	5.40	N/A	6.47	N/A	5.61	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2014	7

Fund Summary as of May 31, 2014	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2014, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Pennsylvania Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® Pennsylvania Municipal Bond Index, includes only those Pennsylvania bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years. The following discussion of relative performance pertains to the S&P® Pennsylvania Municipal Bond Index.

What factors influenced performance?

•

The Fund’s longer duration posture (greater sensitivity to interest rate movements), relative to the benchmark index, detracted from performance as interest rates increased in the first half of the period. (Bond prices generally fall when interest rates rise.) The Fund’s material shift in the middle of the period to a duration that was shorter than the benchmark index proved to be a disadvantage for relative performance as interest rates declined in the second half of the period. Additionally, the Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk also had a negative impact on performance.

•

Conversely, the Fund’s long yield curve positioning had a positive impact on performance as shorter rates (two to ten years) increased more than longer rates (twenty years and longer). The Fund’s exposure to health care, housing and education credits also contributed positively to returns as these sectors were among the better performing during the period. Additionally, the Fund benefited from the high coupon structure of its municipal bond holdings.

•

The Fund maintained leverage in the form of tender option bonds, which helped to generate a higher level of income while short-term borrowing costs remained low. However, leverage on the Fund’s assets amplified the negative effect of rising interest rates on the Fund’s total return.

Describe recent portfolio activity.

•

During the 12-month period, trading activity was focused on maintaining the Fund’s high level of income. Cash was committed to purchasing bonds that presented attractive income opportunities with compelling valuations relative to their level of credit risk. As mentioned above, the Fund eliminated its exposure to Puerto Rico securities. The Fund significantly reduced duration during the period through the use of 10-year U.S. Treasury futures contracts.

Describe portfolio positioning at period end.

•

Relative to the S&P® Pennsylvania Municipal Bond Index, the Fund ended the period with a shorter duration posture and underweight exposure to the tax-backed sector, while maintaining overweight exposures to education, housing and health care credits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Education	25%
Health	22
State	12
Transportation	12
County/City/Special District/School District	11
Housing	8
Corporate	6
Utilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	2%
2015	7
2016	4
2017	6
2018	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]
AAA/Aaa	2%
AA/Aa	66
A	21
BBB/Baa	8
N/R2	3

[1]

Credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,260,370, representing 1% of the Fund’s long-term investments.

8	ANNUAL REPORT	MAY 31, 2014

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 13 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014 the S&P® Pennsylvania Municipal Bond Index includes only those Pennsylvania bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years.

Performance Summary for the Period Ended May 31, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.06%	3.06%	7.58%	1.50%	N/A	6.30%	N/A	4.83%	N/A
Service	2.85	2.79	7.58	1.41	N/A	6.12	N/A	4.62	N/A
Investor A	2.72	2.68	7.57	1.41	(2.90)%	6.11	5.19%	4.61	4.16%
Investor A1	2.88	2.86	7.66	1.57	(2.49)	6.28	5.42	4.77	4.35
Investor C	2.10	2.10	7.06	0.53	(0.44)	5.26	5.26	3.81	3.81
Investor C1	2.48	2.48	7.28	0.95	(0.03)	5.71	5.71	4.23	4.23
S&P® Municipal Bond Index	—	—	5.86	2.97	N/A	5.91	N/A	5.05	N/A
S&P® Pennsylvania Municipal Bond Index	—	—	7.75	5.37	N/A	6.20	N/A	5.26	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2014	9

Fund Summary as of May 31, 2014	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock Intermediate Municipal Fund) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

•

On January 27, 2014, the Fund changed its name from BlackRock Intermediate Municipal Bond Fund to BlackRock Strategic Municipal Opportunities Fund and made changes to its investment strategies. Under the new investment strategies, the Fund continues to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds. However, the new investment strategies provide greater flexibility with respect to the maturity of the issues in which the Fund invests. In addition, the Fund’s secondary benchmark changed from the S&P® Intermediate Municipal Bond Index to a custom blended benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index.

How did the Fund perform?

•

For the 12-month period ended May 31, 2014, the Fund’s Institutional, Investor A and Investor A1 Shares outperformed the primary benchmark, the S&P® Municipal Bond Index, while the Investor C Shares underperformed the primary benchmark. For the period June 1, 2013 through January 26, 2014, under the BlackRock Intermediate Municipal Bond Fund strategy, the Fund underperformed the former secondary benchmark, the S&P® Intermediate Municipal Bond Index. For the period following the strategy change, under the BlackRock Strategic Municipal Opportunities Fund strategy, the Fund underperformed its new custom blended secondary benchmark. The following discussion of relative performance regarding the BlackRock Intermediate Municipal Bond Fund strategy pertains to the S&P® Intermediate Municipal Bond Index, while the discussion of relative performance regarding the BlackRock Strategic Municipal Opportunities Fund strategy pertains to the custom blended benchmark.

What factors influenced performance?

•

During the period June 1, 2013 through January 27, 2014, the Fund was heavily weighted in longer-dated issues in the “belly” of the yield curve (i.e., five to seven-year maturities), within its intermediate maturity mandate. This positioning proved detrimental as these issues significantly underperformed other maturities during the period. The Fund’s longer duration (greater sensitivity to interest rate movements) relative to the S&P® Intermediate Municipal Bond Index hurt performance as interest rates increased. (Bond prices generally fall as interest rates rise.) The Fund’s higher yielding investment-grade (BBB-rated) holdings had a negative impact on returns as credit spreads widened in this segment. The Fund’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance. Additionally, the Fund was slightly overweight in tobacco, which was the weakest performing sector for the period. Conversely, the high coupon structure of the Fund’s municipal bond holdings had a positive impact on performance. Small exposures to pre-refunded and very short duration bonds added to results.

•

The Fund used 10-year U.S. Treasury futures contracts to manage interest rate risk under both the old and new strategies, albeit to a greater extent in the new strategy. While these positions contributed positively to the performance of BlackRock Intermediate Municipal Fund strategy as interest rates increased in the earlier part of the 12-month reporting period, the futures contracts had a negative impact on the performance of the BlackRock Strategic Municipal Opportunities Fund as interest rates declined in the later months of the period.

•

For the four-month period following the strategy change, the Fund’s positioning in U.S. Treasury futures contracts detracted from performance. Conversely, yield curve positioning boosted returns as the Fund held an overweight to longer-term bonds (maturities of 20 years and longer), which performed well as the yield curve flattened during this time period. The Fund’s larger allocations to health care, transportation and education had a positive impact on performance, as did security selection within these sectors.

Describe recent portfolio activity.

•

In connection with the transition from a strategy focused on the intermediate portion of the yield curve to a broader municipal mandate in late January, the Fund sold the majority of its holdings in the intermediate portion of the yield curve and repositioned to achieve exposures elsewhere on the yield curve with concentrations on the short and long ends of the curve. The Fund also added to its below-investment grade holdings. In order to actively manage interest rate risk for the Fund’s more flexible investment approach, the Fund implemented a meaningfully larger position in U.S. Treasury futures contracts to protect against a rise in interest rates.

Describe portfolio positioning at period end.

•

The Fund ended the period with a shorter duration posture as compared to the custom blended benchmark. The Fund was positioned with overweight exposures to both the short and long ends of the yield curve in order to benefit from rising yields and a flattening yield curve. The Fund maintained a preference for revenue bonds in the health care, utilities and transportation sectors. From a credit perspective, the Fund held concentrations in higher quality investment grade bonds as well as lower quality below-investment grade bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	MAY 31, 2014

BlackRock Strategic Municipal Opportunities Fund

Overview of the Fund’s Long-Term Investments

Sector Allocation
State	25%
Transportation	14
Utilities	13
Education	13
Health	13
County/City/Special District/School District	12
Corporate	5
Tobacco	4
Investment Companies	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
AAA/Aaa	23%
AA/Aa	38
A	20
BBB/Baa	4
BB/Ba	5
B	4
N/R2	6

[1]

Credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $8,638,219, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	2%
2015	5
2016	15
2017	6
2018	2

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	MAY 31, 2014	11

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 13 for more information about the performance of Investor A Shares.

[2]	Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Intermediate Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity between 3 and 15 years.

[5]

Effective January 27, 2014, the Fund replaced the S&P Intermediate Municipal Bond Index, a benchmark against which it measured performance, with a custom weighted index comprised of the returns of the S&P Municipal Bond Investment Grade Index (65%), the S&P Municipal Bond High Yield Index (30%), and the Barclays Taxable Municipal: U.S. Aggregate Eligible Index (5%). Investment advisor believes the customized weighted index more accurately reflects the investment strategies of the Fund.

[6]	See “About Fund Performance” on page 13 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2014

				Average Annual Total Returns[7]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.70%	2.64%	6.19%	3.28%	N/A	6.50%	N/A	4.84%	N/A
Investor A	2.37	2.31	6.17	3.04	(1.34)%	6.26	5.34%	4.59	4.14%
Investor A1	2.60	2.55	6.15	3.19	2.16	6.39	6.18	4.74	4.64
Investor C	1.73	1.67	5.68	2.26	1.27	5.44	5.44	3.81	3.81
S&P® Municipal Bond Index	—	—	5.86	2.97	N/A	5.91	N/A	5.05	N/A
S&P® Intermediate Municipal Bond Index	—	—	4.45	3.36	N/A	5.47	N/A	5.08	N/A
S&P Municipal Bond Investment Grade Index	—	—	5.59	3.00	N/A	5.64	N/A	5.00	N/A
S&P Municipal Bond High Yield Index	—	—	9.75	2.11	N/A	11.25	N/A	6.17	N/A
Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	10.89	5.21	N/A	10.25	N/A	7.31	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal U.S. Aggregate Eligible Index	—	—	7.09	2.87	N/A	7.55	N/A	5.51	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

12	ANNUAL REPORT	MAY 31, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. Prior to the Investor A Shares inception date of October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in BlackRock California Municipal Bond Fund) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.25% and a service fee of 0.25% per year.

These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) On June 10, 2013, all issued and outstanding Investor B Shares of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund were converted into Investor A Shares with the same relative aggregate net asset value and all issued and outstanding Investor B Shares of BlackRock Strategic Municipal Opportunities Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1, Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

On June 10, 2013, all issued and outstanding Investor B1 Shares of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund were converted into Investor A1 Shares with the same relative aggregate net asset value.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

S&P® Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.

S&P® Municipal Bond High Yield Index consists of bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade.

Barclays Taxable Municipal: U.S. Aggregate Eligible Index is a rules-based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies if all three rate the bond: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and must be at least one year from their maturity date. Remarketed issues (unless converted to fixed rate), bonds with floating rates, and derivatives, are excluded from the benchmark.

ANNUAL REPORT	MAY 31, 2014	13

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2013 and held through May 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock California Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,081.10	$4.10	$1,000.00	$1,021.03	$3.98	0.79%
Investor A	$1,000.00	$1,080.20	$5.03	$1,000.00	$1,020.03	$4.89	0.97%
Investor A1	$1,000.00	$1,081.80	$4.26	$1,000.00	$1,020.83	$4.13	0.82%
Investor B	$1,001.00	$1,078.60	$6.53	$1,001.00	$1,018.63	$6.34	1.26%
Investor C	$1,000.00	$1,077.00	$8.96	$1,000.00	$1,016.33	$8.70	1.73%
Investor C1	$1,000.00	$1,079.20	$6.89	$1,000.00	$1,018.33	$6.69	1.33%
BlackRock California Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,081.10	$3.74	$1,000.00	$1,021.33	$3.63	0.72%
Investor A	$1,000.00	$1,080.20	$4.67	$1,000.00	$1,020.43	$4.53	0.90%
Investor A1	$1,000.00	$1,081.80	$3.89	$1,000.00	$1,021.13	$3.78	0.75%
Investor B	$1,001.00	$1,078.60	$6.17	$1,001.00	$1,019.03	$5.99	1.19%
Investor C	$1,000.00	$1,077.00	$8.60	$1,000.00	$1,016.63	$8.35	1.66%
Investor C1	$1,000.00	$1,079.20	$6.53	$1,000.00	$1,018.63	$6.34	1.26%
BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$1,081.50	$4.00	$1,000.00	$1,021.13	$3.88	0.77%
Service	$1,000.00	$1,080.80	$4.67	$1,000.00	$1,020.43	$4.53	0.90%
Investor A	$1,000.00	$1,080.80	$4.67	$1,000.00	$1,020.43	$4.53	0.90%
Investor A1	$1,000.00	$1,081.60	$3.89	$1,000.00	$1,021.23	$3.78	0.75%
Investor C	$1,000.00	$1,075.80	$8.64	$1,000.00	$1,016.63	$8.40	1.67%
Investor C1	$1,000.00	$1,078.90	$6.53	$1,000.00	$1,018.63	$6.34	1.26%
BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,081.50	$3.84	$1,000.00	$1,021.23	$3.73	0.74%
Service	$1,000.00	$1,080.80	$4.51	$1,000.00	$1,020.63	$4.38	0.87%
Investor A	$1,000.00	$1,080.80	$4.51	$1,000.00	$1,020.63	$4.38	0.87%
Investor A1	$1,000.00	$1,080.80	$3.74	$1,000.00	$1,021.33	$3.63	0.72%
Investor C	$1,000.00	$1,075.80	$8.49	$1,000.00	$1,016.73	$8.25	1.64%
Investor C1	$1,000.00	$1,078.90	$6.38	$1,000.00	$1,018.83	$6.19	1.23%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

14	ANNUAL REPORT	MAY 31, 2014

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,075.80	$3.98	$1,000.00	$1,021.13	$3.88	0.77%
Service	$1,000.00	$1,075.80	$4.97	$1,000.00	$1,020.13	$4.84	0.96%
Investor A	$1,000.00	$1,075.70	$4.97	$1,000.00	$1,020.13	$4.84	0.96%
Investor A1	$1,000.00	$1,076.60	$4.14	$1,000.00	$1,020.93	$4.03	0.80%
Investor C	$1,000.00	$1,070.60	$8.93	$1,000.00	$1,016.33	$8.70	1.73%
Investor C1	$1,000.00	$1,072.80	$6.82	$1,000.00	$1,018.33	$6.64	1.32%
BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,075.80	$3.62	$1,000.00	$1,021.43	$3.53	0.70%
Service	$1,000.00	$1,075.80	$4.61	$1,000.00	$1,020.53	$4.48	0.89%
Investor A	$1,000.00	$1,075.80	$4.61	$1,000.00	$1,020.53	$4.48	0.89%
Investor A1	$1,000.00	$1,075.70	$3.78	$1,000.00	$1,021.33	$3.68	0.73%
Investor C	$1,000.00	$1,070.60	$8.57	$1,000.00	$1,016.63	$8.35	1.66%
Investor C1	$1,000.00	$1,072.80	$6.51	$1,000.00	$1,018.63	$6.34	1.26%
BlackRock Strategic Municipal Opportunities Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$1,061.90	$3.55	$1,000.00	$1,021.49	$3.48	0.69%
Investor A	$1,000.00	$1,061.70	$4.73	$1,000.00	$1,020.34	$4.63	0.92%
Investor A1	$1,000.00	$1,061.50	$3.96	$1,000.00	$1,021.09	$3.88	0.77%
Investor C	$1,000.00	$1,056.80	$8.56	$1,000.00	$1,016.60	$8.40	1.67%
BlackRock Strategic Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,061.90	$3.39	$1,000.00	$1,021.64	$3.33	0.66%
Investor A	$1,000.00	$1,061.70	$4.57	$1,000.00	$1,020.49	$4.48	0.89%
Investor A1	$1,000.00	$1,061.50	$3.80	$1,000.00	$1,021.24	$3.73	0.74%
Investor C	$1,000.00	$1,056.80	$8.41	$1,000.00	$1,016.75	$8.25	1.64%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	MAY 31, 2014	15

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, a third party sponsor establishes a special purpose entity (a “TOB Trust”) into which the Fund transfers municipal bonds or other municipal securities. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments May 31, 2014	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.4%
County/City/Special District/School District — 29.3%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/36	$1,690	$2,026,986
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,000	2,422,400
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	156,869
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,017,840
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	6,887,746
City of Sacramento California Unified School District, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	7,000	7,268,730
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,846,026
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/39	2,800	3,155,824
County of Orange California Water District, COP, Refunding, Series A, 5.00%, 8/15/32	3,015	3,435,713
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,955	3,608,232
5.50%, 3/01/41	10,450	11,797,214
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/38	19,000	20,543,560
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	7,450	8,330,665
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,185,490
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	2,755	3,271,838
6.13%, 7/15/40	3,045	3,598,216
Long Beach Community College District, GO, Refunding, Election of 2008, Series B, 5.00%, 8/01/39	12,000	13,295,760
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	5,435	6,279,001
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	6,250	7,463,688
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	3,028,069
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/39	5,000	5,696,900
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	$3,000	$3,447,390
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,455	6,258,685
San Francisco California Bay Area Rapid Transit District, GO, Election of 2004, Series B, 5.00%, 8/01/32	13,250	14,763,547
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	5,270	5,472,315
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,374,795
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,690,600
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,395	4,820,304

		163,144,403
Education — 2.8%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,924,225
San Francisco University, 6.13%, 10/01/30	1,250	1,508,200
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	7,000	8,071,210
University of California, RB, Series O, 5.75%, 5/15/34	2,500	2,929,500

		15,433,135
Health — 16.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	2,020	2,459,552
Series B, 6.38%, 8/01/14 (a)	5,000	5,052,500
Series B, 6.25%, 8/01/39	3,775	4,381,794
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	5,285	6,084,990
Children’s Hospital, Series A, 5.25%, 11/01/41	7,060	7,673,443
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,173,062
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	14,415	15,159,535
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,651,719
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,780	3,207,453
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,707,940

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	GARB	General Airport Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds
AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
AMT	Alternative Minimum Tax (subject to)	HUD	Department of Housing and Urban Development
ARB	Airport Revenue Bonds	IDA	Industrial Development Authority
BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
CAB	Capital Appreciation Bonds	M/F	Multi-Family
CIFG	CIFG Assurance North America, Inc	MRB	Mortgage Revenue Bonds
COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	RB	Revenue Bonds
EDC	Economic Development Corp.	S/F	Single-Family
ETF	Exchange-Traded Fund	SPDR	Standard & Poor’s Depository Receipts
GAN	Grant Anticipation Notes

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	17

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB (concluded):
Providence Health & Services, Series C, 6.50%, 10/01/33	$4,150	$4,915,634
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	10,000	10,813,200
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,624,725
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,371,600

		94,277,147
State — 11.8%
California State Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,928,200
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,425	2,864,992
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,285,863
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,725,381
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,077,107
Various Correctional Facilities, Series A, 5.00%, 9/01/39	18,935	20,899,317
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,195	5,071,965
6.00%, 4/01/38	15,900	18,768,996

		65,621,821
Transportation — 9.0%
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	6,114,234
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,613
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,645	1,846,463
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	8,600	9,647,824
5.00%, 5/15/40	11,705	12,842,843
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, AMT:
5.38%, 5/15/33	1,000	1,121,720
5.38%, 5/15/38	325	348,082
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	4,570	5,142,895
6.25%, 3/01/34	2,450	2,848,983
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,398,640
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,833,936
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,621,271

		50,022,504
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities — 22.6%
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.38%, 6/01/39	$5,000	$5,767,250
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,629,906
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	8,015	8,759,754
County of Sacramento California Sanitation Districts Financing Authority, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	12,770	13,579,618
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,760	5,294,500
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,863,855
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,330	6,020,928
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,906,400
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	17,005	19,021,623
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,667,350
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/29	4,000	4,667,080
5.25%, 5/15/34	13,000	14,895,790
5.25%, 5/15/39	1,600	1,821,200
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.75%, 8/01/35	5,000	5,912,600
San Juan Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,647,853
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	6,395	7,658,652

		126,114,359
Total Municipal Bonds — 92.4%		514,613,369

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 9.6%
County/City/Special District/School District — 2.5%
County of Orange California Water District, COP, Refunding, Series A, 5.25%, 8/15/34	12,200	14,025,852
Education — 2.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	10,000	11,007,200
Utilities — 5.1%
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	13,000	14,484,340
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,108	13,782,040

		28,266,380
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.6%		53,299,432
Total Long-Term Investments (Cost — $524,228,870) — 102.0%		567,912,801

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.00% (c)(d)	1,239,217	$1,239,217
Total Short-Term Securities (Cost — $1,239,217) — 0.2%		1,239,217
Total Investments (Cost — $525,468,087) — 102.2%		569,152,018
Other Assets Less Liabilities — 2.0%		11,269,318
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(23,656,283)

Net Assets — 100.0%		$556,765,053

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Net Activity	Shares Held at May 31, 2014	Income
BIF California Municipal Money Fund	1,311,039	(71,822)	1,239,217	$195

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(600)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$75,309,375	$(399,278)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	19

Schedule of Investments (concluded)	BlackRock California Municipal Bond Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$567,912,801	—	$567,912,801
Short-Term Securities	$1,239,217	—	—	1,239,217

Total	$1,239,217	$567,912,801	—	$569,152,018

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(399,278)	—	—	$(399,278)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$785,000	—	—	$785,000
Liabilities:
TOB trust certificates	—	$(23,652,530)	—	(23,652,530)

Total	$785,000	$(23,652,530)	—	$(22,867,530)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments May 31, 2014	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 94.9%
Corporate — 5.4%
New Jersey EDA, RB, AMT:
5.13%, 1/01/39	$1,000	$1,074,790
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,500	3,611,510
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,000	1,064,310
Mandatory Put Bonds, Solid Waste Disposal, Waste Management, Series A, 5.30%, 6/01/15	2,000	2,000,000
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,445	1,580,917
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,103,960
New Jersey American Water Co., Inc. Project, Series D, AMT, 4.88%, 11/01/29	1,000	1,075,440
Newark Airport Marriott Hotel, 7.00%, 10/01/14	1,250	1,253,538

		12,764,465
County/City/Special District/School District — 11.7%
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/35	1,250	1,299,900
5.00%, 7/01/36	300	311,622
Collingswood School District, GO, Refunding, Board of Education of the Borough of Collingswood, 2.75%, 6/01/30	1,165	1,010,102
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	818,621
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,880,115
County of Union New Jersey, GO, Refunding, County Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,658,860
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,309,425
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,184,460
Essex County Improvement Authority, LRB, Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,230,719
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C:
4.88%, 1/01/46	1,000	1,046,540
5.25%, 1/01/46	4,900	5,223,890
Middlesex County Improvement Authority, RB, Heldrich Center Hotel, Senior Series A, 5.00%, 1/01/15	195	169,535
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	1,000	1,066,650
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,925,875
New Jersey Health Care Facilities Financing Authority, LRB, Greystone Park Psychiatric Hospital Project, Series A:
5.00%, 9/15/29	2,000	2,246,240
(AGM), 3.50%, 9/15/31	750	729,067
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 3/01/21	805	935,378
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,780,982

		27,827,981
Education — 16.8%
New Jersey EDA,RB:
5.00%, 9/01/17 (a)	315	358,842
5.00%, 9/01/37	185	202,183
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey EDA,RB (concluded):
4.00%, 6/15/35	$500	$502,940
5.50%, 12/15/18 (a)	965	1,157,315
5.50%, 12/15/34	535	609,782
Patterson Charter School of Science and Technology, Inc. Project, series A, 6.00%, 7/01/32	700	734,195
Patterson Charter School of Science and Technology, Inc. Project, series A, 6.10%, 7/01/44	355	370,379
Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,237,360
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,053,200
New Jersey EDA, Refunding RB, Seeing Eye, Inc. Project (AMBAC), 5.00%, 12/01/24	5,500	5,620,945
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, 5.00%, 9/01/33	2,750	3,047,633
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,750	4,138,987
Georgian Court University, Series D, 5.00%, 7/01/33	500	512,905
Kean University, Series A, 5.25%, 9/01/29	1,705	1,855,466
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,137,610
Ramapo College, Series B, 5.00%, 7/01/42	560	606,794
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,401,325
Rowan University, Series B (AGM), 3.00%, 7/01/27	220	216,020
Rowan University, Series B (AGM), 3.00%, 7/01/28	285	276,678
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	2,500	3,261,825
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,443,520
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	1,000	1,131,840
Series 1A, 5.00%, 12/01/25	85	89,259
Series 1A, 5.00%, 12/01/26	555	582,811
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,671,750
5.00%, 7/01/42	915	995,447
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	2,500	2,779,050

		39,996,061
Health — 20.4%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,801,623
New Jersey EDA, RB:
1st Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	1,000	1,000,950
Masonic Charity Foundation of New Jersey, 5.25%, 6/01/24	875	884,940
Masonic Charity Foundation of New Jersey, 5.25%, 6/01/32	500	505,445
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,506,675

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	21

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey EDA, Refunding RB (concluded):
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	$2,000	$2,039,160
Seabrook Village, Inc. Facility, 5.25%, 11/15/36	600	604,038
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	460	467,194
Hunterdon Medical Center, Series A, 5.25%, 7/01/25	750	810,878
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,100	1,126,268
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,870	1,971,504
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,621,330
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	495	553,078
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	3,915,971
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/29	285	321,531
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,484,301
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (b)	7,360	2,426,371
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (b)	7,000	2,188,130
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (c)	125	147,056
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,962,196
Holy Name Medical Center, 5.00%, 7/01/25	500	526,205
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,659,450
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,500	1,599,105
South Jersey Hospital, 5.00%, 7/01/46	3,100	3,155,118
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,510,556
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,185	4,318,920
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	1,540	1,696,033
St. Barnabas Health, Series A, 5.00%, 7/01/24	1,000	1,138,790
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	494,381
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	230	220,572

		48,657,769
Housing — 3.8%
Middlesex County Improvement Authority, RB, New Brunswick Apartments Rental Housing, AMT (Fannie Mae), 5.15%, 2/01/24	1,860	1,862,883
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	630	648,900
Series U, AMT, 4.90%, 10/01/27	1,590	1,635,776
Series U, AMT, 4.95%, 10/01/32	405	413,890
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,834,602
4.38%, 12/01/33	2,515	2,617,210

		9,013,261
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State — 13.2%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (b)	$10,000	$7,466,600
CAB, Series B, 0.00%, 11/01/27 (b)	4,135	2,713,676
Election of 2005, Series A, 5.80%, 11/01/15 (a)	1,640	1,770,183
Election of 2005, Series A, 5.75%, 11/01/28	2,080	2,687,006
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (b)	1,675	1,352,161
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,326,080
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,020,440
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,111,242
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	985	1,203,118
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,433
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,157,804
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (b)	2,000	1,667,400
Cigarette Tax, 5.00%, 6/15/22	1,700	1,955,493
Cigarette Tax, 5.00%, 6/15/29	640	689,101
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,088,420
5.25%, 6/15/30	1,110	1,203,851
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,145,510

		31,575,518
Transportation — 21.0%
Delaware River Joint Toll Bridge Commission, Refunding RB, Series A:
3.00%, 7/01/28	1,000	963,990
3.13%, 7/01/30	1,000	940,120
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,000,831
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,647,225
New Jersey EDA, RB, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	905	966,730
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/35 (d)	1,510	1,544,594
Series C (AGM), 5.00%, 1/01/15 (a)	2,500	2,571,150
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,241,640
Series B, 3.50%, 1/01/30	1,000	986,250
Series C (NPFGC), 6.50%, 1/01/16	355	388,906
Series I, 5.00%, 1/01/35	2,500	2,692,650
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (b)	10,000	4,202,900
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	5,500	1,946,725
CAB, Transportation System, Series A, 0.00%, 12/15/38 (b)	12,050	3,568,969
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (b)	4,870	1,794,400
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	1,380	495,682

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Series B, 5.25%, 6/15/26	$1,500	$1,718,280
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,270,900
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,845,059
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,181,096
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,171,660
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,174,670
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,113,520
Special Project, JFK International Air Terminal LLC, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,012,480
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,811,296
177th Series, 3.50%, 7/15/37	1,000	906,140
177th Series, 4.00%, 1/15/43	100	98,652
178th Series, 5.00%, 12/01/43	285	306,646
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	322,742
5.00%, 11/01/29	295	320,518

		50,206,421
Utilities — 2.6%
Gloucester County Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	500	552,020
North Hudson Sewerage Authority, Refunding RB, Sewerage, Series A (NPFGC), 0.00%, 8/01/21 (b)(c)	5,000	4,342,900
Passaic Valley Water Commission, RB, Series A, 6.00%, 12/15/24	1,195	1,376,963

		6,271,883
Total Municipal Bonds in New Jersey		226,313,359

Puerto Rico — 0.3%
Housing — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	750	753,435
Total Municipal Bonds — 95.2%		227,066,794
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 5.4%
County/City/Special District/School District — 2.9%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	$6,300	$6,840,099
Transportation — 2.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	5,001	5,506,954
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	533,669

		6,040,623
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.4%		12,880,722
Total Long-Term Investments (Cost — $220,535,814) — 100.6%		239,947,516

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	2,097,379	2,097,379
Total Short-Term Securities (Cost — $2,097,379) — 0.9%		2,097,379
Total Investments (Cost — $222,633,193) — 101.5%		242,044,895
Other Assets Less Liabilities — 1.5%		3,685,901
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.0)%		(7,233,028)

Net Assets — 100.0%		$238,497,768

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire June 15, 2019, is $3,886,081.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	23

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Net Activity	Shares Held at May 31, 2014	Income
BIF New Jersey Municipal Money Fund	8,686,142	(6,588,763)	2,097,379	—

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(355)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$44,558,047	$(183,544)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$239,947,516	—	$239,947,516
Short-Term Securities	$2,097,379	—	—	2,097,379

Total	$2,097,379	$239,947,516	—	$242,044,895

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(183,544)	—	—	$(183,544)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$464,000	—	—	$464,000
Liabilities:
TOB trust certificates	—	$(7,231,154)	—	(7,231,154)

Total	$464,000	$(7,231,154)	—	$(6,767,154)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments May 31, 2014	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 85.7%
Corporate — 6.9%
County of Bradford Pennsylvania IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	$1,000	$1,041,540
County of Delaware Pennsylvania IDA, RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series C, AMT (NPFGC), 5.00%, 2/01/35	5,670	5,746,659
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	4,006,555
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,215,670
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	11,336,400
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	300	312,714
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT:
Amtrak Project, 5.00%, 11/01/41	1,510	1,595,979
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	1,540	1,666,788

		28,922,305
County/City/Special District/School District — 12.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,383,042
5.00%, 5/01/42	5,400	5,523,822
County of Allegheny Pennsylvania, GO, Refunding, Series C-57 (NPFGC), 5.00%, 11/01/21	5,775	5,882,242
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	670	667,287
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	825	873,378
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, 7.00%, 7/01/32	1,950	2,089,152
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,727,900
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	415	428,438
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	6,600	7,268,250
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	1,235	1,313,867
Souderton Area School District, GO (NPFGC), 5.00%, 5/15/15 (a)	4,290	4,482,406
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,489,188
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	3,050	3,206,892
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,980	6,635,886
Township of Falls Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,292,258

		51,264,008
Education — 23.0%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	647,466
5.00%, 8/15/25	765	847,574
5.00%, 8/15/26	760	836,448
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (concluded)
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	$1,000	$1,068,850
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,634,267
Villanova University, 5.25%, 12/01/31	600	659,388
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,850,022
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,505,150
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/26	3,300	3,674,088
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,704,990
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,732,906
La Salle University, 5.00%, 5/01/37	1,595	1,676,568
La Salle University, 5.00%, 5/01/42	2,655	2,783,104
State System of Higher Education, Series AL, 5.00%, 6/15/35	9,500	10,269,785
Thomas Jefferson University, 4.00%, 3/01/37	755	748,228
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	11,630	12,064,380
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/32	5,000	5,275,150
Widener University, Series A, 5.25%, 7/15/33	2,420	2,597,555
Widener University, Series A, 5.50%, 7/15/38	365	393,751
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	11,166,600
Series A, 5.00%, 8/15/28	5,045	5,629,715
Series A, 5.00%, 8/15/29	2,000	2,221,900
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	1,830	2,056,865
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	765	785,770
5.00%, 7/01/45	450	456,548

		97,287,068
Health — 12.3%
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	4,110	4,918,108
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,488,184
Diakon Lutheran, 6.38%, 1/01/39	3,000	3,260,370
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,605,650
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,823,097
County of Lebanon Pennsylvania Good Samaritan Hospital Authority, Refunding RB, Pleasant View Retirement, Series A, 5.30%, 12/15/26	1,000	1,004,140
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,431,616

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	25

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Montgomery Pennsylvania IDA, RB, ACTS Retirement-Life Community:
Series A, 4.50%, 11/15/36	$880	$880,590
Series A-1, 6.25%, 11/15/29	480	544,042
County of Montgomery Pennsylvania IDA, Refunding RB:
ACTS Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,488,473
ACTS Retirement-Life Communities, 5.00%, 11/15/28	895	955,475
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,029,940
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	730	774,275
5.75%, 5/01/35	1,285	1,380,386
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,168,064
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/40	6,000	6,321,720
Presbyterian Medical Center, 6.65%, 12/01/19 (b)	2,390	2,808,656
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	3,590	3,894,540
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	3,750	4,314,562

		52,091,888
Housing — 7.5%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities:
Rieder House Project, Series A, 6.10%, 7/01/33	490	494,366
Saligman House Project, Section 8, Series C (HUD), 6.10%, 7/01/33	490	494,366
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	4,120	3,939,791
3.70%, 10/01/42	7,020	6,612,349
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	1,845	1,854,354
Series 96-A, AMT, 4.70%, 10/01/37	5,885	5,916,956
Series 99-A, AMT, 5.15%, 4/01/38	2,295	2,362,243
Series 110-B, 4.75%, 10/01/39	1,725	1,796,536
Series 113, 4.85%, 10/01/37	8,100	8,110,530

		31,581,491
State — 7.1%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,758,854
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 3/15/29	3,900	4,468,542
1st Series, 5.00%, 6/15/29	3,000	3,539,670
2nd Series A, 5.00%, 8/01/24	6,000	6,728,160
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	5,825	6,117,065
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,418,000

		30,030,291
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation — 12.5%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	$14,000	$14,690,900
AMT (AGM), 5.00%, 6/15/32	9,500	9,802,290
AMT (AGM), 5.00%, 6/15/37	1,250	1,280,050
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,003,325
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	6,740	1,568,937
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	2,850	785,973
Series A, 5.00%, 12/01/38	4,000	4,445,160
Series A (AMBAC), 5.50%, 12/01/31	1,600	1,636,208
Sub-Series A, 5.13%, 12/01/26	1,285	1,428,111
Sub-Series A, 6.00%, 12/01/41	1,200	1,317,252
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,477,550
5.00%, 6/01/29	4,155	4,577,065

		53,012,821
Utilities — 4.3%
City of Philadelphia Pennsylvania Gas Works, RB:
9th Series, 5.25%, 8/01/40	3,300	3,695,472
12th Series B (NPFGC), 7.00%, 5/15/20 (b)	1,040	1,247,781
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	1,450	1,557,242
Series C (AGM), 5.00%, 8/01/40	2,650	2,832,320
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	2,090	2,310,516
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,084,240
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,098,943
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,182,490

		18,009,004
Total Municipal Bonds in Pennsylvania		362,198,876

Guam — 1.0%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,760	1,928,203
Tobacco — 0.3%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement, Asset-Backed, 5.63%, 6/01/47	1,750	1,381,835
Utility — 0.2%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/25	1,000	1,021,330
Total Municipal Bonds in Guam		4,331,368
Total Municipal Bonds — 86.7%		366,530,244

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Pennsylvania — 22.8%
Education — 3.7%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	$9,280	$10,517,395
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	5,110,902

		15,628,297
Health — 11.8%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,461,200
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	7,460	8,126,178
Series A, 5.25%, 6/01/39	5,997	6,512,052
Series A-1, 5.13%, 6/01/41	12,570	13,658,059
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,133,683

		49,891,172
Housing — 1.5%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	6,250	6,289,063

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Pennsylvania (concluded)
State — 5.8%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	$10,797	$12,402,403
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	11,000	12,214,400

		24,616,803
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.8%		96,425,335
Total Long-Term Investments (Cost — $430,973,481) — 109.5%		462,955,579

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (e)(f)	524,643	524,643
Total Short-Term Securities (Cost — $524,643) — 0.1%		524,643
Total Investments (Cost — $431,498,124) — 109.6%		463,480,222
Other Assets Less Liabilities — 1.3%		5,464,681
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(46,138,369)

Net Assets — 100.0%		$422,806,534

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Net Activity	Shares Held at May 31, 2014	Income
BIF Pennsylvania Municipal Money Fund	8,122,950	(7,598,307)	524,643	—

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(290)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$36,399,531	$18,137

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	27

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$462,955,579	—	$462,955,579
Short-Term Securities	$524,643	—	—	524,643

Total	$524,643	$462,955,579	—	$463,480,222

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$18,137	—	—	$18,137
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$396,000	—	—	$396,000
Liabilities:
TOB trust certificates	—	$(46,126,645)	—	(46,126,645)

Total	$396,000	$(46,126,645)	—	$(45,730,645)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments May 31, 2014	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds — 0.2%	Par (000)	Value
HP Communities LLC, 5.78%, 3/15/46 (a)	$2,000	$2,039,200
Total Corporate Bonds — 0.2%		2,039,200

Municipal Bonds
Alabama — 0.2%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	3,000	3,537,570
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	4,500	3,379,230
Arizona — 1.8%
Arizona Transportation Board, Refunding RB, GAN, 4.00%, 7/01/15	4,500	4,687,425
Arizona Water Infrastructure Finance Authority, RB, Series A, 5.00%, 10/01/16 (b)	5,000	5,548,500
City of Phoenix Arizona IDA, RB, Series A (a):
6.50%, 7/01/34	965	994,423
6.75%, 7/01/44	1,690	1,742,829
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, San Juan Project, Series A, 4.95%, 10/01/20	1,500	1,699,965
Northern Arizona University, Refunding RB, 5.00%, 6/01/44	7,380	8,104,790
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/19	2,000	2,243,520

		25,021,452
California — 16.0%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,985,850
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, Series C-1, 0.95%, 4/01/45 (c)	5,000	4,982,150
California County Tobacco Securitization Agency, RB:
6.00%, 6/01/42	885	884,965
County Securitization, Series A, 5.25%, 6/01/21	3,745	3,760,467
California Educational Facilities Authority, RB, 5.00%, 3/15/39	4,375	5,575,412
California Educational Facilities Authority, Refunding RB:
5.00%, 10/01/32	10,000	13,020,000
5.00%, 6/01/43	10,210	13,185,092
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	5,000	5,389,700
California Municipal Finance Authority, RB, 5.88%, 8/15/49	1,000	996,200
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	1,000	1,078,280
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/19	5,000	5,930,450
California State Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,431,350
California State Public Works Board, RB, Various Capital Projects, Series A, 5.00%, 4/01/16	10,095	10,945,605
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	10,250	11,083,530
California Statewide Communities Development Authority, Refunding RB, Irvine LLC, UCI-East Campus, 5.00%, 5/15/38	5,000	5,074,350
Municipal Bonds	Par (000)	Value
California (concluded)
California Statewide Financing Authority, RB, Tobacco Settlement:
Series A, 6.00%, 5/01/37	$585	$585,006
Series A, 6.00%, 5/01/43	2,500	2,499,800
Series B, 6.00%, 5/01/37	265	265,003
Series B, 6.00%, 5/01/43	2,500	2,499,800
City & County of San Francisco California Airports Commission-San Francisco International Airport, Refunding RB:
Series B, 4.90%, 5/01/29	5,000	5,667,050
Series D, 5.00%, 5/01/19	2,155	2,554,903
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, 5.00%, 7/01/16	3,250	3,576,755
County of Riverside California Transportation Commission, Refunding RB, Series A, 5.25%, 6/01/30	9,000	10,728,180
Cupertino Union School District, GO, Series B, 5.00%, 8/01/36	3,000	3,431,850
East Bay Municipal Utility District Water System Revenue, Refunding RB (d):
Series A, 5.00%, 6/01/32	5,000	5,910,800
Series B, 5.00%, 6/01/25	5,000	6,289,650
Series B, 5.00%, 6/01/28	9,015	11,366,202
Series B, 5.00%, 6/01/29	5,000	6,256,100
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,302,513
Golden State Tobacco Securitization Corp., Refunding RB, 5.75%, 6/01/47	4,000	3,355,000
Inland Valley Development Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 9/01/44	5,000	5,341,850
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.00%, 7/01/43	5,000	5,531,500
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,797,080
State of California, GO, Refunding, Various Purposes:
5.00%, 10/01/23	5,000	6,109,450
5.00%, 11/01/43	10,000	11,050,800
State of California, GO, Various Purposes:
5.00%, 9/01/42	6,380	6,983,867
5.00%, 5/01/44	5,000	5,548,600
State of California Department of Water, Refunding RB, 5.00%, 12/01/16	5,315	5,939,512
University of California, Refunding RB:
Limited Project, Series G, 5.00%, 5/15/37	5,000	5,546,300
Series AF, 5.00%, 5/15/36	5,000	5,621,500

		223,082,472
Colorado — 1.3%
City & County of Denver Colorado, Refunding RB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,160,000
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	989,870
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School, 5.00%, 12/01/22	200	204,870
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	5,000	5,802,500
Regional Transportation District, RB (AMBAC), 5.00%, 11/01/16 (b)	5,000	5,556,150

		17,713,390

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	29

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Delaware — 1.8%
Delaware Transportation Authority, Refunding RB, 5.00%, 7/01/20	$10,000	$12,025,400
Public Charter School Receivables Co. LLC, 4.00%, 12/31/14 (a)	7,000	7,000,000
State of Delaware, GO, 5.00%, 3/01/17	5,000	5,609,550

		24,634,950
District of Columbia — 1.5%
District of Columbia Water & Sewer Authority, RB, Series A, 5.00%, 10/01/44	10,000	11,143,200
Metropolitan Washington Airports Authority, Refunding RB, 5.00%, 10/01/53	10,000	10,433,500

		21,576,700
Florida — 3.5%
Capital Trust Agency Inc, RB:
8.25%, 1/01/44	940	946,063
8.25%, 1/01/49	3,010	3,017,525
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,072,940
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/31	5,655	6,191,151
County of Collier Florida IDA, Refunding RB (a):
Arlington of Naples Project, Series B-2, 6.50%, 5/15/20	3,500	3,520,125
Series A, 8.25%, 5/15/49	1,000	1,077,360
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A (CIFG), 5.00%, 10/01/38	5,000	5,059,600
County of Orange Florida Health Facilities Authority, RB, 5.50%, 7/01/38	1,000	1,001,350
County of Palm Beach Florida Health Facilities Authority, Refunding RB, 7.50%, 6/01/49	1,000	1,112,780
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,627,519
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,885	1,906,565
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,591,650
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	155	99,247
Tampa Bay Water, Refunding RB, 5.50%, 10/01/21	5,000	6,225,100
Tolomato Community Development District (e)(f):
Series 1, 6.38%, 5/01/17	15	15,105
Series 2, 6.38%, 5/01/17	1,290	802,496
Series 3, 6.38%, 5/01/17	425	4
Tolomato Community Development District, Refunding, Special Assessment, Convertible CAB:
Series A-1, 6.38%, 5/01/17	305	300,815
Series A-2, 0.00%, 5/01/39 (g)	150	109,836
Series A-3, 0.00%, 5/01/40 (g)	360	214,776
Series A-4, 0.00%, 5/01/40 (g)	190	83,902
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	3,550	3,606,658

		49,582,567
Guam — 0.7%
Guam Government Waterworks Authority, RB:
5.25%, 7/01/22	525	591,959
5.25%, 7/01/25	1,735	1,926,717
5.00%, 7/01/28	1,250	1,334,575
5.63%, 7/01/40	3,000	3,100,380
Municipal Bonds	Par (000)	Value
Guam (concluded)
Territory of Guam, GO, Series A:
6.00%, 11/15/19	$570	$621,602
7.00%, 11/15/39	2,390	2,598,002

		10,173,235
Illinois — 2.9%
City of Chicago Illinois, GO:
Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	1,500	1,542,870
Refunding Series A, 5.00%, 1/01/35	5,000	5,169,100
Refunding Series A, 5.25%, 1/01/37	5,000	5,099,500
City of Chicago Illinois O’Hare International Airport, RB, 3rd Lien, Series F, 5.00%, 1/01/40	3,500	3,668,175
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, AMT:
Series A, 5.00%, 1/01/23	5,000	5,772,350
Series B, 5.00%, 1/01/22	5,000	5,780,250
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,532,300
Primary Health Care Centers Program, 5.90%, 7/01/14	115	115,149
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,326,880
State of Illinois, GO, 5.00%, 5/01/35	7,000	7,380,520

		40,387,094
Indiana — 1.2%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,121,220
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	750	828,750
Indiana Bond Bank, RB, Series A, 5.00%, 10/15/17	2,000	2,223,280
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/48	7,980	8,214,532
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,000	3,224,760

		16,612,542
Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	5,320	5,545,728
5.50%, 12/01/22	2,500	2,600,875
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,042,970
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C:
5.50%, 6/01/42	2,000	1,703,920
5.63%, 6/01/46	3,000	2,570,460

		13,463,953
Kansas — 0.4%
State of Kansas Department of Transportation, Refunding RB, Series B, 5.00%, 9/01/22	5,000	6,147,100
Kentucky — 0.4%
Lexington-Fayette Urban County Government Public Facilities Corp., Refunding LRB, Eastern State Hospital Project, Series A, 5.00%, 6/01/24	5,000	5,705,900
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
5.00%, 2/01/26	3,130	3,661,443
5.00%, 2/01/27	2,225	2,582,824

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Public Facilities Authority, RB, 5.00%, 10/01/41	$5,000	$5,400,700

		11,644,967
Maine — 0.8%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,501,200
State of Maine, GO, Series B, 4.00%, 6/01/16	4,740	5,091,755

		10,592,955
Maryland — 2.6%
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,237,485
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,770	1,914,308
State of Maryland, GO:
2nd Series, 5.00%, 7/15/18	5,000	5,828,400
2rd Series B, 5.00%, 8/01/16	5,000	5,507,150
Refunding 1st Series, 5.00%, 8/01/20	10,000	12,071,700
Refunding 2nd Series E, 5.00%, 8/01/15	3,435	3,629,490
University System of Maryland, RB, Series A, 5.00%, 4/01/20	5,000	5,990,600

		36,179,133
Massachusetts — 3.4%
Commonwealth of Massachusetts, GO, Refunding, Series B, 5.00%, 8/01/16	3,005	3,306,822
Commonwealth of Massachusetts, GO, Series E:
5.00%, 12/01/16	6,005	6,695,095
(AMBAC), 5.00%, 11/01/16 (b)	5,000	5,557,450
Massachusetts Bay Transportation Authority, Refunding RB, Series B, 5.25%, 7/01/16	10,000	11,037,500
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	2,000	2,031,140
Series A, 5.00%, 9/01/43	5,795	6,559,940
Massachusetts Health & Educational Facilities Authority, RB, Refunding, Series D, 5.50%, 7/01/40	1,000	1,002,970
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC):
5.50%, 1/01/15	4,000	4,001,960
5.00%, 1/01/27	1,000	994,600
University of Massachusetts Building Authority, Refunding RB, 5.00%, 11/01/44	5,000	5,668,650

		46,856,127
Michigan — 1.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/23	2,000	1,980,500
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	5,985	5,157,035
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group:
Series D, 5.00%, 9/01/39	10,000	10,741,900
Series W, 6.25%, 8/01/23	2,000	2,011,180

		19,890,615
Minnesota — 0.8%
State of Minnesota, GO:
Series A, 5.00%, 8/01/15	5,000	5,283,100
Series D, 5.00%, 10/01/16	4,900	5,431,405

		10,714,505
Municipal Bonds	Par (000)	Value
Missouri — 2.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 6/01/26	$4,000	$4,660,320
Missouri Highway & Transportation Commission, Refunding RB, Series A (d):
5.00%, 5/01/21	5,000	6,076,650
5.00%, 5/01/22	5,000	6,136,150
5.00%, 5/01/23	5,000	6,196,900
University of Missouri, Refunding RB, Series A, 5.00%, 11/01/19	5,000	5,945,550

		29,015,570
Nevada — 0.5%
Las Vegas Special Improvement District 607, Refunding, Special Assessment, Local Improvement:
5.00%, 6/01/23	440	469,220
5.00%, 6/01/24	310	331,288
Las Vegas Valley Water District Nevada, GO, Limited Tax, Build America Bonds, Series C, 7.01%, 6/01/39	1,025	1,123,964
State of Nevada, Refunding RB, 5.00%, 12/01/16	4,460	4,970,759

		6,895,231
New Jersey — 5.8%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,656,060
New Jersey EDA, RB:
AMT, Series A, 10.50%, 6/01/32 (a)	3,500	3,590,125
Continental Airlines, Inc. Project, AMT, 4.88%, 9/15/19	8,815	9,008,137
Patterson Charter School for Science and Technology, Inc. Project, Series A, 5.00%, 7/01/22	630	651,559
New Jersey EDA, Refunding RB, School Facilities Construction, Series DD-1, 5.00%, 12/15/16	5,000	5,543,200
New Jersey Educational Facilities Authority, Refunding RB:
Series A, 5.00%, 7/01/26	5,000	6,186,250
University of Medicine & Dentistry, Series B, 6.50%, 6/01/19 (b)	2,000	2,512,640
New Jersey Health Care Facilities Financing Authority, RB:
5.50%, 7/01/33	2,000	2,000,840
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,172,963
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Holy Name Medical Center, 4.00%, 7/01/17	2,000	2,117,880
St. Barnabas Health, Series A, 5.00%, 7/01/23	1,100	1,264,153
St. Barnabas Health, Series A, 5.00%, 7/01/24	2,100	2,391,459
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.00%, 6/15/42	10,000	10,688,800
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	5,645	6,275,095
State of New Jersey, GO, 5.00%, 6/01/17	6,500	7,314,255
State of New Jersey, GO, Refunding, Series H, 5.25%, 7/01/18	5,000	5,820,300
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	7,500	7,494,525
5.00%, 6/01/29	3,805	3,276,333
5.00%, 6/01/41	2,500	1,962,350

		80,926,924

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	31

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Mexico — 0.2%
City of Santa Fe New Mexico, Refunding RB, Gross Tax Receipts, Series A, 5.00%, 6/01/15	$3,000	$3,145,230
New York — 9.5%
City of New York New York, GO, Refunding, Series E:
5.00%, 8/01/16	5,725	6,296,527
5.00%, 8/01/24	5,000	5,815,400
City of New York New York Industrial Development Agency, RB, JetBlue Airways Corp. Project, AMT, 5.13%, 5/15/30	600	593,544
City of New York New York Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/21 (c)	1,500	1,605,945
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series CC, 5.00%, 6/15/47	10,000	10,926,800
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,000	3,227,490
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	2,480	2,299,133
County of Dutchess New York Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	3,400	3,346,280
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	2,300	2,352,003
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,363,164
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,500	2,675,425
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/45	865	691,896
Metropolitan Transportation Authority, RB:
Series E, 5.00%, 11/15/38	5,000	5,472,900
Sub-Series B-2, 5.00%, 11/15/22	5,000	5,980,350
Metropolitan Transportation Authority, Refunding RB, Series D, 5.00%, 11/15/16	6,875	7,636,200
New York Counties Tobacco Trust IV, Refunding RB, Series A:
5.00%, 6/01/42	1,240	967,324
5.00%, 6/01/45	515	397,987
New York State Dormitory Authority, New York University Hospitals Center, RB, Series A:
5.00%, 7/01/22	1,725	1,950,423
5.13%, 7/01/23	1,665	1,878,736
5.00%, 7/01/43	5,000	5,566,950
New York State Dormitory Authority, Refunding RB:
5.00%, 9/01/38	2,500	2,508,975
Series A, 5.00%, 2/15/27	10,000	11,908,900
Series A, 5.00%, 7/01/42	5,000	5,520,400
New York State Thruway Authority, Refunding RB, Series J, 5.00%, 1/01/27	5,000	5,841,200
New York State Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	1,470	1,679,695
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	1,000	1,011,450
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,500	1,677,450
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 178th Series, AMT, 5.00%, 12/01/22	5,025	5,970,906
Municipal Bonds	Par (000)	Value
New York (concluded)
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	$5,000	$6,079,500
TSASC Inc, Refunding RB:
5.00%, 6/01/26	7,000	6,851,670
5.00%, 6/01/34	1,160	1,001,672
Utility Debt Securitization Authority, Refunding RB, Series TE, 5.00%, 12/15/29	5,000	5,920,050

		132,016,345
North Carolina — 1.1%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airways, Inc. Project, AMT, 5.60%, 7/01/27	4,500	4,512,240
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	205,152
4.30%, 1/01/18	555	571,794
4.50%, 1/01/19	520	538,049
4.75%, 1/01/21	270	279,218
5.00%, 1/01/22	290	300,266
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,785,100
State of North Carolina, GO, Refunding Series A, 5.00%, 6/01/19	5,000	5,931,900

		15,123,719
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	2,500	2,198,725
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	7,000	7,372,400
State of Ohio, GO, Refunding Series B, 5.00%, 8/01/22	10,000	12,193,700

		21,764,825
Oklahoma — 0.1%
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	1,050	1,093,313
Oregon — 0.2%
State of Oregon, GO, State Property, Series J, 5.00%, 5/01/17	2,545	2,869,666
Pennsylvania — 3.3%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,771,400
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Obligated Group, Series A:
5.63%, 7/01/36	1,045	1,065,670
5.63%, 7/01/42	2,500	2,520,050
Commonwealth of Pennsylvania, GO:
5.00%, 6/15/19	5,000	5,907,450
5.00%, 6/01/25	6,885	8,146,608
County of Allegheny Pennsylvania, GO, Refunding (AGM), 0.70%, 11/01/26 (c)	9,750	9,095,775
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	3,000	3,000,690
Pennsylvania HFA, RB, S/F Mortgage, Series 103-C, 4.38%, 4/01/18	1,160	1,265,351
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 9/01/17	5,000	5,694,750

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Susquehanna Area Regional Airport Authority, ARB, AMT, Series A, 5.00%, 1/01/27	$3,100	$3,349,023

		45,816,767
Puerto Rico — 0.2%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	2,500	2,231,200
South Carolina — 3.3%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School District, 5.00%, 12/01/30	5,005	5,769,213
State of South Carolina, GO, Refunding, 4.00%, 6/01/15	4,550	4,726,085
State of South Carolina, GO, Refunding, Series A:
5.00%, 4/01/16	2,250	2,444,558
4.00%, 6/01/16	4,645	4,988,730
5.00%, 10/01/16 (d)	7,085	7,851,668
5.00%, 10/01/17 (d)	7,750	8,856,467
5.00%, 10/01/19 (d)	5,000	5,960,500
State of South Carolina Public Service Authority, Refunding RB, Series D, 5.00%, 12/01/43	5,000	5,399,950

		45,997,171
Tennessee — 1.0%
State of Tennessee, GO, Refunding:
Series A, 4.00%, 5/01/16	8,270	8,859,651
Series C, 5.25%, 9/01/15	5,000	5,318,150

		14,177,801
Texas — 7.0%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	3,730	3,890,539
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,283,813
Central Texas Regional Mobility Authority, Refunding RB, Subordinate Lien, 5.00%, 1/01/23	500	545,120
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38	3,000	3,289,920
City of Houston Texas Airport System, Refunding ARB, Series A, AMT:
6.50%, 7/15/30	1,000	1,109,130
Subordinate Lien, 5.00%, 7/01/23	5,000	5,848,200
City of Houston Texas Airport System, Refunding RB, United Airlines, Inc. Terminal E Project, AMT (d):
4.75%, 7/01/24	1,250	1,267,575
5.00%, 7/01/29	1,000	1,011,490
City of Houston Texas Utility System Revenue, Refunding RB, Series C, 5.00%, 5/15/23	5,000	6,103,450
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	500	558,800
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,325	1,351,050
Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	1,450	1,520,687
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/42	10,000	10,479,100
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	2,145	2,144,936
Municipal Bonds	Par (000)	Value
Texas (concluded)
Houston Community College System, GO, 5.00%, 2/15/43	$5,920	$6,590,736
North East Independent School District, GO, Refunding, 5.25%, 2/01/28	9,600	12,267,168
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22	2,570	2,629,136
Texas Public Finance Authority, RB, Series A, 5.00%, 1/01/16	5,550	5,970,745
Town of Flower Mound, Special Assessment Bonds, 6.75%, 9/01/43	2,000	2,013,540
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/16 (b)	25,000	27,556,500

		97,431,635
Utah — 2.4%
County of Utah Utah, Refunding RB, US Steel Corp. Project, 5.38%, 11/01/15	3,000	3,094,500
Jordan School District, GO, Refunding, 5.00%, 6/15/21	9,000	10,968,750
State of Utah, GO, Refunding, , 5.00%, 7/01/16	5,000	5,489,450
State of Utah, GO, Series C:
Series A, 5.00%, 7/01/15	10,000	10,527,300
5.00%, 7/01/16	3,000	3,293,670

		33,373,670
Virginia — 1.9%
City of Alexandria Virginia, GO, 5.00%, 6/15/15	2,305	2,421,610
County of Fairfax Virginia, GO, Refunding Series A, 5.00%, 10/01/22	5,000	6,178,750
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,320	1,298,457
5.00%, 7/01/47	1,985	1,879,517
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
3.38%, 6/01/20	1,000	995,750
5.00%, 6/01/22	625	679,031
5.00%, 6/01/23	420	451,198
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.00%, 3/01/23	1,000	965,500
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	1,342	1,436,477
Virginia Public School Authority, RB, 5.00%, 4/15/16	10,000	10,880,300

		27,186,590
Washington — 1.8%
Energy Northwest, Refunding RB, Series A, 2.00%, 7/01/15	10,000	10,201,800
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,269,071
King County School District No. 403 Renton, GO, Refunding, 5.00%, 12/01/21	5,075	6,156,381
State of Washington, GO, Series A, Various Purpose, 5.00%, 8/01/37	5,000	5,642,250
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 7/01/40	1,250	1,501,488

		25,770,990
West Virginia — 0.1%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	2,395	2,060,107

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 1.7%
State of Wisconsin, GO, Series A (b):
5.00%, 5/01/16	$10,000	$10,897,500
5.00%, 5/01/16	10,000	10,897,500
Wisconsin Health & Educational Facilities Authority, Refunding RB:
5.50%, 5/01/34	875	885,631
5.75%, 5/01/39	1,060	1,072,317

		23,752,948
Total Municipal Bonds — 86.5%		1,207,546,159

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 0.8%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,025,900
California — 6.0%
California Health Facilities Financing Authority, RB:
5.00%, 8/15/43	10,000	10,962,597
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	10,000	10,831,500
Sutter Health, Series A, 5.00%, 8/15/52	10,000	10,779,398
City of Los Angeles California Department of Airports, Refunding RB, 5.00%, 5/15/35	10,000	11,144,200
County of Ventura California Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/38	8,450	9,296,014
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,063,000
San Marcos Unified School District, GO, Series C, 5.00%, 8/01/40	10,000	11,125,600
Ventura County Public Financing Authority, Refunding RB, Series A, 5.00%, 11/01/43	8,530	9,287,037

		84,489,346
District of Columbia — 0.8%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,143,200
Florida — 0.8%
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	11,253,300
Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB, Series C, 5.00%, 5/15/43	10,000	11,047,600
Missouri — 1.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 1/01/44	10,000	11,015,372
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 11/15/48 (i)	10,000	10,683,400

		21,698,772
Nevada — 0.8%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	10,973,200
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.00%, 6/15/42 (i)	10,000	10,614,500
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 0.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	$10,000	$10,926,800
South Carolina — 0.8%
City of Charleston SC Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/41	10,000	11,017,300
Tennessee — 0.8%
Rutherford County Health & Educational Facilities Board, RB, Series C, 5.00%, 11/15/47	10,000	10,806,600
Texas — 2.3%
County of El Paso Texas Hospital District, GO, 5.00%, 8/15/43	10,000	11,039,000
Dallas-Fort Worth International Airport, RB, Series A, AMT, 5.00%, 11/1/45 (i)	10,000	10,451,500
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	10,858,100

		32,348,600
Washington — 0.8%
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	11,276,100
Wisconsin — 1.5%
Wisconsin Health & Educational Facilities Authority, RB, Series D, 5.00%, 11/15/41	10,000	10,847,200
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	10,000	10,835,100

		21,682,300
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.4%		270,303,518

Investment Companies	Shares
Market Vectors High Yield Municipal Index ETF	150,000	4,579,500
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,656,000
Total Investment Companies — 0.7%		10,235,500
Total Long-Term Investments (Cost — $1,461,528,974) — 106.8%		1,490,124,377

Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	128,952,002	128,952,002
Total Short-Term Securities (Cost — $128,952,002) — 9.2%		128,952,002
Total Investments (Cost — $1,590,480,976) — 116.0%		1,619,076,379
Liabilities in Excess of Other Assets — (6.6)%		(92,159,904)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.4)%		(130,994,192)

Net Assets — 100.0%		$1,395,922,283

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Variable rate security. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$2,279,065	$59,540
J.P. Morgan Securities LLC	$46,580,587	$191,236
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$18,409,700	$69,500
Wells Fargo Securities, LLC	$5,910,800	$21,450

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from May 1, 2019 to November 15, 2021, is $15,770,833.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended May 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2013	Net Activity	Shares Held at May 31, 2014	Income
FFI Institutional Tax-Exempt Fund	9,744,786	119,207,216	128,952,002	$9,914

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of May 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(3,000)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$359,273,439	$(474,414)
(4,400)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$552,268,750	(1,938,755)
(800)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2014	$109,975,000	(704,476)
Total					$(3,117,645)

•	OTC credit default swaps — buy protection outstanding as of May 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Received	Unrealized Depreciation
Markit MCDX North America Series 22	1.00%	Citibank N.A.	6/20/19	$25,000	$(344,911)	$(263,965)	$(80,946)

•	OTC credit default swaps — sold protection outstanding as of May 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Received	Unrealized Appreciation
Markit MCDX North America Series 12	1.00%	Citibank N.A.	6/20/19	AA	$25,000	$(83,544)	$(187,464)	$103,920
[1] Using Standard & Poor’s rating of the underlying securities of the index.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	35

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,479,888,877	—	$1,479,888,877
Investment Companies	$10,235,500	—	—	10,235,500
Short-Term Securities	128,952,002	—	—	128,952,002

Total	$139,187,502	$1,479,888,877	—	$1,619,076,379

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$103,920	—	$103,920
Liabilities:
Credit contracts	—	(80,946)	—	(80,946)
Interest rate contracts	$(3,117,645)	—	—	(3,117,645)

Total	$(3,117,645)	$22,974	—	$(3,094,671)

[2] Derivative financial instruments are financial futures contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$8,967,000	—	—	$8,967,000
Liabilities:
TOB trust certificates	—	$(130,984,993)	—	(130,984,993)

Total	$8,967,000	$(130,984,993)	—	$(122,017,993)

There were no transfers between levels during the year ended May 31, 2014.

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2014

Statements of Assets and Liabilities

May 31, 2014	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$567,912,801	$239,947,516	$462,955,579	$1,490,124,377
Investments at value — affiliated[2]	1,239,217	2,097,379	524,643	128,952,002
Cash pledged for financial futures contracts	785,000	464,000	396,000	8,967,000
Interest receivable	6,655,741	3,489,876	6,542,157	16,445,410
Investments sold receivable	5,546,612	—	10,000	25,167,515
Capital shares sold receivable	1,196,582	619,824	272,532	20,001,300
TOB trust receivable	—	—	—	13,330,000
Variation margin receivable on financial futures contracts	65,622	38,826	31,716	666,631
Unrealized appreciation on OTC swaps	—	—	—	103,920
Swaps receivable	—	—	—	51,389
Prepaid expenses	29,994	5,936	8,805	76,586

Total assets	583,431,569	246,663,357	470,741,432	1,703,886,130

Accrued Liabilities
Investments purchased payable	—	—	—	173,153,504
Capital shares redeemed payable	1,490,879	216,160	278,475	1,258,272
Income dividends payable	949,134	462,672	1,100,494	1,169,793
Investment advisory fees payable	258,697	104,293	197,307	436,648
Swap premiums received	—	—	—	451,429
Service and distribution fees payable	101,791	42,736	38,449	153,607
Unrealized depreciation on OTC swaps	—	—	—	80,946
Swaps payable	—	—	—	51,389
Interest expense and fees payable	3,753	1,874	11,724	9,199
Officer’s and Trustees’ fees payable	3,960	3,303	3,731	4,556
Other affiliates payable	1,350	572	1,082	—
Other accrued expenses payable	204,422	102,825	176,991	209,511

Total accrued liabilities	3,013,986	934,435	1,808,253	176,978,854

Other Liabilities
TOB trust certificates	23,652,530	7,231,154	46,126,645	130,984,993

Total liabilities	26,666,516	8,165,589	47,934,898	307,963,847

Net Assets	$556,765,053	$238,497,768	$422,806,534	$1,395,922,283

Net Assets Consist of
Paid-in capital	$539,009,825	$224,651,138	$419,752,744	$1,367,489,600
Undistributed net investment income	576,072	833,473	840,664	38,578
Accumulated net realized gain (loss)	(26,105,497)	(6,215,001)	(29,787,109)	2,893,373
Net unrealized appreciation/depreciation	43,284,653	19,228,158	32,000,235	25,500,732

Net Assets	$556,765,053	$238,497,768	$422,806,534	$1,395,922,283

[1] Investments at cost — unaffiliated	$524,228,870	$220,535,814	$430,973,481	$1,461,528,974
[2] Investments at cost — affiliated	$1,239,217	$2,097,379	$524,643	$128,952,002

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	37

Statements of Assets and Liabilities (concluded)

May 31, 2014	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional
Net assets	$206,904,538	$109,181,759	$311,954,120	$953,868,599

Shares outstanding, unlimited number of shares authorized, $0.10 par value	16,925,178	9,846,611	27,817,288	84,022,777

Net asset value per share	$12.22	$11.09	$11.21	$11.35

Service
Net assets	—	$17,881,163	$7,421,806	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	1,612,731	661,600	—

Net asset value per share	—	$11.09	$11.22	—

Investor A
Net assets	$111,545,197	$45,073,413	$55,499,605	$283,505,931

Shares outstanding, unlimited number of shares authorized, $0.10 par value	9,132,145	4,061,104	4,943,889	24,984,339

Net asset value per share value	$12.21	$11.10	$11.23	$11.35

Investor A1
Net assets	$154,845,514	$31,337,773	$17,823,276	$37,707,733

Shares outstanding, unlimited number of shares authorized, $0.10 par value	12,666,253	2,822,844	1,587,376	3,322,218

Net asset value per share value	$12.23	$11.10	$11.23	$11.35

Investor B
Net assets	$946,643	—	—	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	77,388	—	—	—

Net asset value per share value	$12.23	—	—	—

Investor C
Net assets	$65,203,393	$26,429,439	$24,647,327	$120,840,020

Shares outstanding, unlimited number of shares authorized, $0.10 par value	5,333,127	2,384,253	2,195,997	10,645,502

Net asset value per share value	$12.23	$11.08	$11.22	$11.35

Investor C1
Net assets	$17,319,768	$8,594,221	$5,460,400	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,416,562	775,109	486,904	—

Net asset value per share value	$12.23	$11.09	$11.21	—

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2014

Statements of Operations

Year Ended May 31, 2014	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest	$27,202,681	$11,161,540	$22,722,635	$28,130,965
Income — affiliated	195	—	—	9,914

Total income	27,202,876	11,161,540	22,722,635	28,140,879

Expenses
Investment advisory	3,116,596	1,270,767	2,416,544	4,261,332
Service — Service	—	44,413	17,410	—
Service — Investor A	303,253	108,409	135,427	522,177
Service — Investor A1	156,016	31,910	18,031	39,959
Service and distribution — Investor B	9,258	54	34	66
Service and distribution — Investor B1	—	125	72	—
Service and distribution — Investor C	693,889	256,192	255,261	1,100,090
Service and distribution — Investor C1	108,282	51,920	35,429	—
Transfer agent — Institutional	215,240	154,085	574,387	270,713
Transfer agent — Service	—	20,530	6,699	—
Transfer agent — Investor A	41,845	25,480	42,026	91,627
Transfer agent — Investor A1	56,095	15,528	11,684	19,136
Transfer agent — Investor B	1,989	18	10	32
Transfer agent — Investor B1	—	44	18	—
Transfer agent — Investor C	31,219	13,196	16,815	58,053
Transfer agent — Investor C1	7,213	3,934	3,180	—
Accounting services	133,776	56,422	98,851	161,365
Registration	81,933	28,748	28,284	185,370
Professional	71,438	67,045	66,630	136,476
Custodian	44,629	16,146	26,192	46,905
Officer and Trustees	28,335	23,283	26,618	31,517
Printing	24,926	14,824	17,549	45,659
Miscellaneous	41,205	33,465	36,913	52,748

Total expenses excluding interest expense and fees	5,167,137	2,236,538	3,834,064	7,023,225
Interest expense and fees[1]	469,136	58,250	325,447	218,532

Total expenses	5,636,273	2,294,788	4,159,511	7,241,757
Less fees waived by Manager	(2,922)	(77,216)	(124)	(400,595)
Less transfer agent fees waived and/or reimbursed — class specific	—	(79,654)	(330,109)	—

Total expenses after fees waived and/or reimbursed	5,633,351	2,137,918	3,829,278	6,841,162

Net investment income	21,569,525	9,023,622	18,893,357	21,299,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(25,594,279)	(3,354,504)	(6,559,989)	13,492,788
Financial futures contracts	(103,076)	(745,252)	(876,093)	(9,754,633)
Swaps	—	—	—	12,490

	(25,697,355)	(4,099,756)	(7,436,082)	3,750,645

Net change in unrealized appreciation/depreciation on:
Investments	1,561,412	(627,458)	(11,190,343)	(1,360,690)
Financial futures contracts	(778,744)	(216,778)	(725,714)	(3,518,872)
Swaps	—	—	—	22,974

	782,668	(844,236)	(11,916,057)	(4,856,588)

Total realized and unrealized loss	(24,914,687)	(4,943,992)	(19,352,139)	(1,105,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,345,162)	$4,079,630	$(458,782)	$20,193,774

[1] Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	39

Statements of Changes in Net Assets

	BlackRock California Municipal Bond Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$21,569,525	$24,123,689
Net realized gain (loss)	(25,697,355)	7,499,250
Net change in unrealized appreciation/depreciation	782,668	(6,915,690)

Net increase (decrease) in net assets resulting from operations	(3,345,162)	24,707,249

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(8,031,062)	(9,724,092)
Investor A	(4,595,449)	(5,115,970)
Investor A1	(6,144,174)	(6,400,877)
Investor B	(65,739)	(164,586)
Investor C	(2,100,933)	(2,086,192)
Investor C1	(620,485)	(701,810)
Net realized gain:
Institutional	(1,596,406)	(349,878)
Investor A	(1,006,555)	(185,024)
Investor A1	(1,375,156)	(220,540)
Investor B	(15,021)	(5,977)
Investor C	(582,215)	(102,472)
Investor C1	(158,915)	(28,140)

Decrease in net assets resulting from dividends and distributions to shareholders	(26,292,110)	(25,085,558)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(168,739,856)	185,351,361

Net Assets
Total increase (decrease) in net assets	(198,377,128)	184,973,052
Beginning of year	755,142,181	570,169,129

End of year	$556,765,053	$755,142,181

Undistributed net investment income, end of year	$576,072	$579,231

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2014

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$9,023,622	$9,395,002
Net realized gain (loss)	(4,099,756)	1,133,515
Net change in unrealized appreciation/depreciation	(844,236)	(2,147,472)

Net increase in net assets resulting from operations	4,079,630	8,381,045

Dividends to Shareholders From[1]
Net investment income:
Institutional	(4,166,294)	(4,710,228)
Service	(695,263)	(651,499)
Investor A	(1,694,910)	(1,685,598)
Investor A1	(1,298,776)	(1,425,294)
Investor B	(154)	(6,641)
Investor B1	(844)	(52,765)
Investor C	(804,734)	(813,833)
Investor C1	(307,553)	(368,528)

Decrease in net assets resulting from dividends to shareholders	(8,968,528)	(9,714,386)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(26,638,117)	26,865,314

Net Assets
Total increase (decrease) in net assets	(31,527,015)	25,531,973
Beginning of year	270,024,783	244,492,810

End of year	$238,497,768	$270,024,783

Undistributed net investment income, end of year	$833,473	$785,247

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	41

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$18,893,357	$21,371,784
Net realized gain (loss)	(7,436,082)	1,220,944
Net change in unrealized appreciation/depreciation	(11,916,057)	(4,352,426)

Net increase (decrease) in net assets resulting from operations	(458,782)	18,240,302

Dividends to Shareholders From[1]
Net investment income
Institutional	(14,461,048)	(16,854,849)
Service	(292,552)	(251,301)
Investor A	(2,279,593)	(2,115,366)
Investor A1	(790,660)	(928,462)
Investor B	(106)	(4,429)
Investor B1	(533)	(40,954)
Investor C	(876,193)	(948,357)
Investor C1	(227,290)	(282,626)

Decrease in net assets resulting from dividends to shareholders	(18,927,975)	(21,426,344)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(86,889,862)	25,700,127

Net Assets
Total increase (decrease) in net assets	(106,276,619)	22,514,085
Beginning of year	529,083,153	506,569,068

End of year	$422,806,534	$529,083,153

Undistributed net investment income, end of year	$840,664	$1,001,787

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2014

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$21,299,717	$19,807,325
Net realized gain	3,750,645	6,293,323
Net change in unrealized appreciation/depreciation	(4,856,588)	(4,164,722)

Net increase in net assets resulting from operations	20,193,774	21,935,926

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(12,315,644)	(10,684,105)
Investor A	(5,729,443)	(5,434,027)
Investor A1	(1,160,124)	(1,366,034)
Investor B	(564)	(32,487)
Investor C	(2,188,161)	(2,308,082)
Net realized gain:
Institutional	(2,608,678)	(1,557,308)
Investor A	(1,484,002)	(912,083)
Investor A1	(307,374)	(197,799)
Investor B	—	(4,426)
Investor C	(771,646)	(516,995)

Decrease in net assets resulting from dividends and distributions to shareholders	(26,565,636)	(23,013,346)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	557,996,806	319,161,959

Net Assets
Total increase in net assets	551,624,944	318,084,539
Beginning of year	844,297,339	526,212,800

End of year	$1,395,922,283	$844,297,339

Undistributed net investment income, end of year	$38,578	$253,435

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	43

Statements of Cash Flows

Year Ended May 31, 2014	BlackRock California Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(3,345,162)	$(458,782)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	1,415,447	1,944,346
Decrease in variation margin receivable on financial futures contracts	33,989	75,067
Decrease in prepaid expenses	4,969	6,739
(Increase) decrease in cash pledged for financial futures contracts	(207,000)	137,000
Decrease in investment advisory fees payable	(98,819)	(51,541)
Decrease in interest expense and fees payable	(22,811)	(24,261)
Decrease in other affiliates payable	(1,639)	(1,606)
Decrease in service and distribution fees payable	(41,621)	(9,944)
Increase (decrease) in other accrued expenses payable	40,175	(38,048)
Increase in Officer’s and Trustees’ fees payable	2,997	3,113
Net realized loss on investments	25,594,279	6,559,989
Net unrealized gain (loss) on investments	(1,561,412)	11,190,343
Amortization of premium and accretion of discount on investments	3,987,151	1,229,046
Proceeds from sales of long-term investments	461,670,207	164,638,904
Purchases of long-term investments	(220,873,239)	(51,779,549)
Net proceeds from sales of short-term securities	71,822	7,598,307

Cash provided by operating activities	266,669,333	141,019,123

Cash Used for Financing Activities
Proceeds from issuance of capital shares	132,695,557	41,966,336
Payments on redemption of capital shares	(319,201,766)	(134,191,054)
Proceeds from TOB trust certificates	7,195,000	—
Repayments of TOB trust certificates	(78,285,366)	(34,975,000)
Cash dividends paid to shareholders	(9,072,758)	(13,819,405)

Cash used for financing activities	(266,669,333)	(141,019,123)

Cash
Net increase (decrease) in cash	—	—
Cash at beginning of year	—	—

Cash at end of year	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$491,947	$349,708

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$17,500,179	$5,386,390

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2014

Financial Highlights	BlackRock California Municipal Bond Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.53	$12.47	$11.19	$11.53	$11.01

Net investment income[1]	0.47	0.45	0.53	0.55	0.53	0.45	0.42	0.49	0.53	0.50
Net realized and unrealized gain (loss)	(0.22)	0.09	1.28	(0.34)	0.52	(0.23)	0.09	1.29	(0.35)	0.53

Net increase from investment operations	0.25	0.54	1.81	0.21	1.05	0.22	0.51	1.78	0.18	1.03

Dividends and distributions from:[2]
Net investment income	(0.47)	(0.46)	(0.53)	(0.55)	(0.53)	(0.44)	(0.43)	(0.50)	(0.52)	(0.51)
Net realized gain	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—	—

Total dividends and distributions	(0.57)	(0.48)	(0.53)	(0.55)	(0.53)	(0.54)	(0.45)	(0.50)	(0.52)	(0.51)

Net asset value, end of year	$12.22	$12.54	$12.48	$11.20	$11.54	$12.21	$12.53	$12.47	$11.19	$11.53

Total Investment Return[3]
Based on net asset value	2.31%	4.26%	16.55%	1.89%	9.72%	2.13%	4.02%	16.29%	1.65%	9.47%

Ratio to Average Net Assets
Total expenses	0.81%	0.73%	0.78%	0.83%	0.79%	0.99%	0.96%	1.01%	1.07%	1.02%

Total expenses after fees waived	0.81%	0.72%	0.78%	0.83%	0.78%	0.99%	0.96%	1.01%	1.07%	1.02%

Total expenses after fees waived and excluding interest expense and fees[4]	0.73%	0.65%	0.68%	0.70%	0.73%	0.91%	0.88%	0.91%	0.94%	0.97%

Net investment income	3.96%	3.54%	4.44%	4.90%	4.67%	3.79%	3.32%	4.19%	4.66%	4.43%

Supplemental Data
Net assets, end of year (000)	$206,904	$293,150	$174,726	$87,977	$59,097	$111,545	$166,056	$117,051	$56,575	$48,331

Portfolio turnover	33%	51%	42%	41%	53%	33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	45

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A1					Investor B
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.55	$12.49	$11.21	$11.55	$11.03

Net investment income[1]	0.46	0.44	0.52	0.54	0.52	0.41	0.39	0.45	0.50	0.47
Net realized and unrealized gain (loss)	(0.21)	0.09	1.28	(0.34)	0.52	(0.22)	0.08	1.30	(0.35)	0.53

Net increase from investment operations	0.25	0.53	1.80	0.20	1.04	0.19	0.47	1.75	0.15	1.00

Dividends and distributions from:[2]
Net investment income	(0.46)	(0.45)	(0.52)	(0.54)	(0.52)	(0.41)	(0.39)	(0.47)	(0.49)	(0.48)
Net realized gain	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—	—

Total dividends and distributions	(0.56)	(0.47)	(0.52)	(0.54)	(0.52)	(0.51)	(0.41)	(0.47)	(0.49)	(0.48)

Net asset value, end of year	$12.23	$12.54	$12.48	$11.20	$11.54	$12.23	$12.55	$12.49	$11.21	$11.55

Total Investment Return[3]
Based on net asset value	2.36%	4.17%	16.45%	1.82%	9.63%	1.82%	3.73%	15.94%	1.39%	9.17%

Ratios to Average Net Assets
Total expenses	0.84%	0.82%	0.87%	0.91%	0.87%	1.30%	1.25%	1.31%	1.34%	1.29%

Total expenses after fees waived	0.84%	0.81%	0.86%	0.91%	0.86%	1.30%	1.24%	1.30%	1.33%	1.28%

Total expenses after fees waived and excluding interest expense and fees[4]	0.76%	0.74%	0.77%	0.78%	0.81%	1.22%	1.17%	1.21%	1.20%	1.23%

Net investment income	3.94%	3.48%	4.42%	4.81%	4.57%	3.49%	3.07%	3.83%	4.37%	4.14%

Supplemental Data
Net assets, end of year (000)	$154,845	$177,677	$183,008	$169,576	$187,784	$947	$3,570	$7,382	$11,626	$19,989

Portfolio turnover	33%	51%	42%	41%	53%	33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2014

Financial Highlights (concluded)	BlackRock California Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$12.54	$12.48	$11.20	$11.54	$11.02	$12.54	$12.48	$11.20	$11.54	$11.02

Net investment income[1]	0.36	0.32	0.41	0.44	0.42	0.40	0.38	0.46	0.49	0.46
Net realized and unrealized gain (loss)	(0.21)	0.09	1.29	(0.34)	0.52	(0.21)	0.09	1.28	(0.35)	0.53

Net increase from investment operations	0.15	0.41	1.70	0.10	0.94	0.19	0.47	1.74	0.14	0.99

Dividends and distributions from:[2]
Net investment income	(0.36)	(0.33)	(0.42)	(0.44)	(0.42)	(0.40)	(0.39)	(0.46)	(0.48)	(0.47)
Net realized gain	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—	—	—

Total dividends and distributions	(0.46)	(0.35)	(0.42)	(0.44)	(0.42)	(0.50)	(0.41)	(0.46)	(0.48)	(0.47)

Net asset value, end of year	$12.23	$12.54	$12.48	$11.20	$11.54	$12.23	$12.54	$12.48	$11.20	$11.54

Total Investment Return[3]
Based on net asset value	1.44%	3.23%	15.42%	0.91%	8.65%	1.85%	3.65%	15.87%	1.31%	9.09%

Ratios to Average Net Assets
Total expenses	1.75%	1.73%	1.76%	1.81%	1.77%	1.34%	1.32%	1.37%	1.41%	1.37%

Total expenses after fees waived	1.75%	1.72%	1.76%	1.81%	1.77%	1.34%	1.31%	1.37%	1.40%	1.36%

Total expenses after fees waived and excluding interest expense and fees[4]	1.67%	1.64%	1.66%	1.68%	1.72%	1.26%	1.24%	1.27%	1.28%	1.31%

Net investment income	3.03%	2.56%	3.45%	3.91%	3.68%	3.44%	2.98%	3.93%	4.29%	4.07%

Supplemental Data
Net assets, end of year (000)	$65,203	$92,635	$63,515	$30,434	$29,583	$17,320	$22,054	$24,486	$24,195	$28,506

Portfolio turnover	33%	51%	42%	41%	53%	33%	51%	42%	41%	53%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	47

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional							Service
	Year Ended May 31,							Year Ended May 31,
	2014	2013	2012		2011	2010		2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.22	$11.26	$10.18		$10.45	$9.85		$11.22	$11.26	$10.17		$10.45	$9.85

Net investment income[1]	0.43	0.43	0.45		0.48	0.47		0.42	0.41	0.43		0.46	0.46
Net realized and unrealized gain (loss)	(0.13)	(0.02)	1.09		(0.27)	0.58		(0.14)	(0.01)	1.10		(0.28)	0.58

Net increase from investment operations	0.30	0.41	1.54		0.21	1.05		0.28	0.40	1.53		0.18	1.04

Dividends from net investment income[2]	(0.43)	(0.45)	(0.46)		(0.48)	(0.45)		(0.41)	(0.44)	(0.44)		(0.46)	(0.44)

Net asset value, end of year	$11.09	$11.22	$11.26		$10.18	$10.45		$11.09	$11.22	$11.26		$10.17	$10.45

Total Investment Return[3]
Based on net asset value	2.89%	3.56%	15.41%		2.10%	10.91%		2.78%	3.47%	15.31%		1.76%	10.80%

Ratio to Average Net Assets
Total expenses	0.83%	0.83%	0.82%		0.83%	0.82%		1.04%	1.03%	1.02%		1.01%	1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.79%	0.68%		0.62%	0.77%		0.90%	0.89%	0.88%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.76% [4]	0.78% [4]	0.68%	[4]	0.62%	0.77%	[4]	0.87% [4]	0.87% [4]	0.87%	[4]	0.86%	0.87%	[4]

Net investment income	4.04%	3.74%	4.19%		4.72%	4.57%		3.94%	3.64%	4.00%		4.50%	4.47%

Supplemental Data
Net assets, end of year (000)	$109,182	$120,851	$119,558		$114,377	$158,244		$17,881	$19,388	$14,375		$12,804	$10,521

Portfolio turnover	12%	8%	18%		14%	18%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2014

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A							Investor A1
	Year Ended May 31,							Year Ended May 31,
	2014	2013	2012		2011	2010		2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.23	$11.27	$10.19		$10.46	$9.86		$11.23	$11.27	$10.19		$10.46	$9.86

Net investment income[1]	0.42	0.41	0.43		0.46	0.46		0.43	0.43	0.44		0.48	0.47
Net realized and unrealized gain (loss)	(0.14)	(0.01)	1.09		(0.27)	0.58		(0.13)	(0.02)	1.09		(0.28)	0.59

Net increase from investment operations	0.28	0.40	1.52		0.19	1.04		0.30	0.41	1.53		0.20	1.06

Dividends from net investment income[2]	(0.41)	(0.44)	(0.44)		(0.46)	(0.44)		(0.43)	(0.45)	(0.45)		(0.47)	(0.46)

Net asset value, end of year	$11.10	$11.23	$11.27		$10.19	$10.46		$11.10	$11.23	$11.27		$10.19	$10.46

Total Investment Return[3]
Based on net asset value	2.78%	3.47%	15.18%		1.86%	10.79%		2.93%	3.62%	15.35%		2.02%	10.96%

Ratios to Average Net Assets
Total expenses	0.99%	0.97%	0.95%		0.96%	0.97%		0.83%	0.82%	0.82%		0.81%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	0.89%	0.88%		0.87%	0.87%		0.75%	0.74%	0.73%		0.71%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.87% [4]	0.87% [4]	0.87%	[4]	0.87%	0.87%	[4]	0.72% [4]	0.72% [4]	0.72%	[4]	0.71%	0.72%	[4]

Net investment income	3.93%	3.64%	3.98%		4.48%	4.46%		4.09%	3.80%	4.14%		4.64%	4.62%

Supplemental Data
Net assets, end of year (000)	$45,073	$53,521	$37,824		$27,441	$27,210		$31,338	$34,941	$36,387		$33,063	$36,704

Portfolio turnover	12%	8%	18%		14%	18%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	49

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C							Investor C1
	Year Ended May 31,							Year Ended May 31,
	2014	2013	2012		2011	2010		2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.21	$11.25	$10.17		$10.45	$9.84		$11.22	$11.26	$10.17		$10.45	$9.85

Net investment income[1]	0.34	0.33	0.34		0.38	0.38		0.38	0.38	0.39		0.42	0.42
Net realized and unrealized gain (loss)	(0.14)	(0.02)	1.09		(0.28)	0.60		(0.13)	(0.02)	1.10		(0.28)	0.59

Net increase from investment operations	0.20	0.31	1.43		0.10	0.98		0.25	0.36	1.49		0.14	1.01

Dividends from net investment income[2]	(0.33)	(0.35)	(0.35)		(0.38)	(0.37)		(0.38)	(0.40)	(0.40)		(0.42)	(0.41)

Net asset value, end of year	$11.08	$11.21	$11.25		$10.17	$10.45		$11.09	$11.22	$11.26		$10.17	$10.45

Total Investment Return[3]
Based on net asset value	1.99%	2.68%	14.33%		0.98%	10.07%		2.41%	3.10%	14.89%		1.40%	10.41%

Ratios to Average Net Assets
Total expenses	1.73%	1.72%	1.71%		1.71%	1.73%		1.32%	1.32%	1.31%		1.30%	1.32%

Total expenses after fees waived and paid indirectly	1.67%	1.66%	1.65%		1.64%	1.64%		1.26%	1.25%	1.24%		1.22%	1.23%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.64% [4]	1.64% [4]	1.64%	[4]	1.64%	1.64%	[4]	1.23% [4]	1.23% [4]	1.23%	[4]	1.22%	1.23%	[4]

Net investment income	3.16%	2.87%	3.22%		3.71%	3.69%		3.58%	3.29%	3.65%		4.14%	4.11%

Supplemental Data
Net assets, end of year (000)	$26,429	$30,139	$22,635		$17,639	$18,802		$8,594	$10,070	$11,228		$12,948	$14,942

Portfolio turnover	12%	8%	18%		14%	18%		12%	8%	18%		14%	18%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2014

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional					Service
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.54	$11.60	$10.62	$10.93	$10.34	$11.54	$11.60	$10.62	$10.93	$10.34

Net investment income[1]	0.47	0.49	0.51	0.52	0.49	0.45	0.46	0.48	0.49	0.46
Net realized and unrealized gain (loss)	(0.33)	(0.06)	0.98	(0.31)	0.59	(0.32)	(0.05)	0.98	(0.30)	0.60

Net increase from investment operations	0.14	0.43	1.49	0.21	1.08	0.13	0.41	1.46	0.19	1.06

Dividends from net investment income[2]	(0.47)	(0.49)	(0.51)	(0.52)	(0.49)	(0.45)	(0.47)	(0.48)	(0.50)	(0.47)

Net asset value, end of year	$11.21	$11.54	$11.60	$10.62	$10.93	$11.22	$11.54	$11.60	$10.62	$10.93

Total Investment Return[3]
Based on net asset value	1.50%	3.71%	14.29%	1.99%	10.61%	1.41%	3.53%	14.05%	1.81%	10.41%

Ratio to Average Net Assets
Total expenses	0.87%	0.92%	0.91%	0.91%	0.86%	1.04%	1.10%	1.10%	1.08%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.82%	0.78%	0.71%	0.74%	0.96%	1.00%	0.99%	0.91%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.71%	0.71%	0.67%	0.62%	0.70%	0.89%	0.89%	0.89%	0.82%	0.88%

Net investment income	4.39%	4.16%	4.58%	4.86%	4.55%	4.20%	3.97%	4.34%	4.71%	4.38%

Supplemental Data
Net assets, end of year (000)	$311,954	$397,618	$403,032	$387,251	$445,217	$7,422	$7,973	$3,912	$2,648	$1,302

Portfolio turnover	11%	10%	24%	25%	26%	11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	51

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A					Investor A1
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.55	$11.61	$10.63	$10.94	$10.35	$11.55	$11.61	$10.63	$10.94	$10.35

Net investment income[1]	0.46	0.46	0.49	0.49	0.47	0.47	0.49	0.51	0.51	0.48
Net realized and unrealized gain (loss)	(0.33)	(0.05)	0.97	(0.31)	0.59	(0.32)	(0.06)	0.97	(0.31)	0.59

Net increase from investment operations	0.13	0.41	1.46	0.18	1.06	0.15	0.43	1.48	0.20	1.07

Dividends from net investment income[2]	(0.45)	(0.47)	(0.48)	(0.49)	(0.47)	(0.47)	(0.49)	(0.50)	(0.51)	(0.48)

Net asset value, end of year	$11.23	$11.55	$11.61	$10.63	$10.94	$11.23	$11.55	$11.61	$10.63	$10.94

Total Investment Return[3]
Based on net asset value	1.41%	3.53%	14.04%	1.76%	10.40%	1.57%	3.69%	14.22%	1.94%	10.58%

Ratios to Average Net Assets
Total expenses	1.02%	1.06%	1.03%	1.02%	0.98%	0.86%	0.89%	0.89%	0.88%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	1.00%	0.99%	0.94%	0.93%	0.80%	0.84%	0.83%	0.76%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.89%	0.89%	0.89%	0.85%	0.89%	0.73%	0.73%	0.73%	0.67%	0.73%

Net investment income	4.20%	3.97%	4.36%	4.63%	4.37%	4.37%	4.14%	4.52%	4.81%	4.53%

Supplemental Data
Net assets, end of year (000)	$55,500	$61,553	$42,275	$33,779	$35,515	$17,823	$21,169	$22,677	$20,940	$22,892

Portfolio turnover	11%	10%	24%	25%	26%	11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2014

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.55	$11.61	$10.63	$10.94	$10.35	$11.54	$11.60	$10.62	$10.93	$10.34

Net investment income[1]	0.37	0.37	0.39	0.41	0.38	0.42	0.42	0.45	0.46	0.43
Net realized and unrealized gain (loss)	(0.33)	(0.05)	0.99	(0.31)	0.59	(0.34)	(0.05)	0.97	(0.31)	0.59

Net increase from investment operations	0.04	0.32	1.38	0.10	0.97	0.08	0.37	1.42	0.15	1.02

Dividends from net investment income[2]	(0.37)	(0.38)	(0.40)	(0.41)	(0.38)	(0.41)	(0.43)	(0.44)	(0.46)	(0.43)

Net asset value, end of year	$11.22	$11.55	$11.61	$10.63	$10.94	$11.21	$11.54	$11.60	$10.62	$10.93

Total Investment Return[3]
Based on net asset value	0.53%	2.73%	13.15%	0.94%	9.54%	0.95%	3.15%	13.63%	1.42%	10.01%

Ratios to Average Net Assets
Total expenses	1.76%	1.79%	1.80%	1.78%	1.74%	1.35%	1.37%	1.38%	1.37%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75%	1.78%	1.78%	1.76%	1.71%	1.33%	1.37%	1.36%	1.27%	1.29%

Total expenses after fees waived and/or reimbursed paid indirectly and excluding interest expense and fees[4]	1.67%	1.67%	1.68%	1.66%	1.67%	1.26%	1.26%	1.26%	1.18%	1.25%

Net investment income	3.42%	3.20%	3.56%	3.82%	3.58%	3.84%	3.62%	3.99%	4.29%	4.01%

Supplemental Data
Net assets, end of year (000)	$24,647	$32,733	$24,714	$16,603	$17,283	$5,460	$7,386	$7,988	$7,989	$10,805

Portfolio turnover	11%	10%	24%	25%	26%	11%	10%	24%	25%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	53

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.41	$11.36	$10.52	$10.50	$9.96	$11.41	$11.36	$10.51	$10.50	$9.95

Net investment income[1]	0.32	0.35	0.40	0.41	0.39	0.30	0.32	0.37	0.38	0.37
Net realized and unrealized gain	0.04	0.11	0.83	0.02	0.54	0.03	0.11	0.85	0.01	0.54

Net increase from investment operations	0.36	0.46	1.23	0.43	0.93	0.33	0.43	1.22	0.39	0.91

Dividends and distributions from:[2]
Net investment income	(0.33)	(0.36)	(0.39)	(0.41)	(0.39)	(0.30)	(0.33)	(0.37)	(0.38)	(0.36)
Net realized gain	(0.09)	(0.05)	—	—	—	(0.09)	(0.05)	—	—	—

Total dividends and distributions	(0.42)	(0.41)	(0.39)	(0.41)	(0.39)	(0.39)	(0.38)	(0.37)	(0.38)	(0.36)

Net asset value, end of year	$11.35	$11.41	$11.36	$10.52	$10.50	$11.35	$11.41	$11.36	$10.51	$10.50

Total Investment Return[3]
Based on net asset value	3.28%	4.02%	11.91%	4.10%	9.46%	3.04%	3.75%	11.76%	3.75%	9.31%

Ratio to Average Net Assets
Total expenses	0.73%	0.70%	0.70%	0.72%	0.78%	0.96%	0.96%	0.94%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.65%	0.65%	0.67%	0.72%	0.91%	0.91%	0.89%	0.91%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.65%	0.62%	0.64%	0.66%	0.72%	0.88%	0.88%	0.88%	0.90%	0.96%

Net investment income	2.95%	3.04%	3.61%	3.86%	3.78%	2.73%	2.77%	3.37%	3.63%	3.54%

Supplemental Data
Net assets, end of year (000)	$953,869	$425,281	$256,517	$164,130	$129,811	$283,506	$238,482	$139,600	$67,194	$42,294

Portfolio turnover	200%	17%	15%	30%	23%	200%	17%	15%	30%	23%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2014

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1					Investor C
	Year Ended May 31,					Year Ended May 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.41	$11.36	$10.51	$10.50	$9.96	$11.41	$11.36	$10.52	$10.50	$9.96

Net investment income[1]	0.32	0.34	0.38	0.39	0.38	0.22	0.23	0.28	0.30	0.28
Net realized and unrealized gain	0.03	0.11	0.85	0.01	0.54	0.03	0.11	0.84	0.02	0.54

Net increase from investment operations	0.35	0.45	1.23	0.40	0.92	0.25	0.34	1.12	0.32	0.82

Dividends and distributions from:[2]
Net investment income	(0.32)	(0.35)	(0.38)	(0.39)	(0.38)	(0.22)	(0.24)	(0.28)	(0.30)	(0.28)
Net realized gain	(0.09)	(0.05)	—	—	—	(0.09)	(0.05)	—	—	—

Total dividends and distributions	(0.41)	(0.40)	(0.38)	(0.39)	(0.38)	(0.31)	(0.29)	(0.28)	(0.30)	(0.28)

Net asset value, end of year	$11.35	$11.41	$11.36	$10.51	$10.50	$11.35	$11.41	$11.36	$10.52	$10.50

Total Investment Return[3]
Based on net asset value	3.19%	3.91%	11.90%	3.89%	9.35%	2.26%	2.98%	10.80%	3.06%	8.38%

Ratios to Average Net Assets
Total expenses	0.81%	0.80%	0.81%	0.82%	0.88%	1.72%	1.71%	1.71%	1.72%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	0.75%	0.76%	0.77%	0.82%	1.66%	1.66%	1.65%	1.67%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.73%	0.72%	0.75%	0.77%	0.82%	1.64%	1.63%	1.64%	1.67%	1.72%

Net investment income	2.89%	2.97%	3.51%	3.75%	3.68%	1.98%	2.03%	2.60%	2.86%	2.78%

Supplemental Data
Net assets applicable, end of year (000)	$37,708	$44,121	$46,021	$44,952	$48,372	$120,840	$135,599	$82,483	$37,243	$31,006

Portfolio turnover	200%	17%	15%	30%	23%	200%	17%	15%	30%	23%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2014	55

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Bond Fund, a series of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, each a series of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund (formerly known as BlackRock Intermediate Municipal Fund), a series of BlackRock Municipal Series Trust (each a “Fund” or collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock California Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund are registered as diversified, open-end management investment companies. BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund are registered as non-diversified, open-end management investment companies. BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each a “Trust” or collectively, the “Trusts”) are organized as Massachusetts business trusts.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A1 Shares after approximately ten years for BlackRock California Municipal Bond Fund. On June 10, 2013, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value of the Funds as follows:

	Original Shares	New Shares
BlackRock New Jersey Municipal Bond Fund	Investor B	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor B1	Investor A1
BlackRock Pennsylvania Municipal Bond Fund	Investor B	Investor A
BlackRock Pennsylvania Municipal Bond Fund	Investor B1	Investor A1
BlackRock Strategic Municipal Opportunities Fund	Investor B	Investor A1

Investor A1, Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders and for purchase by certain employer-sponsored benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution and service plans).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts and swaps) or certain borrowings (e.g.,TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records

56	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended May 31, 2014. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain

ANNUAL REPORT	MAY 31, 2014	57

Notes to Financial Statements (continued)

renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended May 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Funds at May 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Funds at May 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At May 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BlackRock California Municipal Bond Fund	$53,299,432	$23,652,530	0.06% - 0.14%
BlackRock New Jersey Municipal Bond Fund	$12,880,772	$7,231,154	0.08% - 0.11%
BlackRock Pennsylvania Municipal Bond Fund	$96,425,335	$46,126,645	0.07% - 0.12%
BlackRock Strategic Municipal Opportunities Fund	$270,303,518	$130,984,993	0.04% - 0.13%

For the year ended May 31, 2014, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BlackRock California Municipal Bond Fund	$77,346,153	0.61%
BlackRock New Jersey Municipal Bond Fund	$7,300,039	0.80%
BlackRock Pennsylvania Municipal Bond Fund	$53,084,534	0.61%
BlackRock Strategic Municipal Opportunities Fund	$37,349,240	0.59%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk and interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known

58	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if, applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: Strategic Municipal Opportunities Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Strategic Municipal Opportunities Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2014
Derivative Assets
		BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Unrealized appreciation[1]	—	—	$18,137	—
Credit contracts	Unrealized appreciation on OTC swaps	—	—	—	$103,920

	Derivative Liabilities
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(399,278)	$(183,544)	—	$(3,117,645)
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	(532,375)

Total		$(399,278)	$(183,544)		$(3,650,020)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

ANNUAL REPORT	MAY 31, 2014	59

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2014
	Net Realized Gain (Loss) From
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest rate contract:
Financial futures contracts	$(103,076)	$(745,252)	$(876,093)	$(9,754,633)
Credit contracts:
Swaps	—	—	—	12,490

Total	$(103,076)	$(745,252)	$(876,093)	$(9,742,143)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest rate contract:
Financial futures contracts	$(778,744)	$(216,778)	$(725,714)	$(3,518,872)
Credit contracts:
Swaps	—	—	—	22,974

Total	$(778,744)	$(216,778)	$(725,714)	$(3,495,898)

For the year ended May 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Financial futures contracts:
Average number of contracts purchased	—	93	[1]	—	306	[1]
Average number of contracts sold	340	182		228	2,540
Average notional value of contracts purchased	—	$11,524,484	[1]	—	$37,919,268	[1]
Average notional value of contracts sold	$42,704,492	$22,769,961		$28,444,414	$316,044,727
Credit default swaps:
Average number of contracts — buy protection	—	—		—	1
Average number of contracts — sold protection	—	—		—	1
Average notional value — buy protection	—	—		—	$6,250,000
Average notional value — sold protection	—	—		—	$6,250,000

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additonally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination

60	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At May 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	BlackRock California Municipal Bond Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$65,622	—	$38,826	—	$31,716	—	$666,631	—
OTC swaps[1]	—	—	—	—	—	—	103,920	$532,375

Total derivative assets and liabilities in the Statements of Assets and Liabilities	65,622	—	38,826	—	31,716	—	770,551	532,375

Derivatives not subject to an Master Netting Agreement of similar agreement (“MNA”)	(65,622)	—	(38,826)	—	(31,716)	—	(666,631)	—

Total derivative assets and liabilities subject to an MNA	—	—	—	—	—	—	$103,920	$532,375

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents BlackRock Strategic Municipal Opportunities Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of May 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A.	$103,920	$(103,920)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A	$532,375	$(103,920)	—	—	$428,455

[2]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund pays the

ANNUAL REPORT	MAY 31, 2014	61

Notes to Financial Statements (continued)

Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.55%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.50%

BlackRock Strategic Municipal Opportunities Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager, with respect to each Fund, entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Funds, expired.

The Manager, with respect to BlackRock Strategic Municipal Opportunities Fund, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2015. For the year ended May 31, 2014, the Manager waived $387,543, which is included in fees waived by Manager in the Statements of Operations.

The Manager, with respect to BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, voluntarily agreed to waive and/or reimburse fees and/or expenses, in order to limit expenses, excluding interest expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice. The expense limitations as a percentage of net assets are as follows:

	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
Institutional	0.78%	0.71%
Service	0.87%	0.89%
Investor A	0.87%	0.89%
Investor A1	0.72%	0.73%
Investor B	1.64%	1.68%
Investor B1	1.13%	1.15%
Investor C	1.64%	1.67%
Investor C1	1.23%	1.26%

As a result, for the year ended May 31, 2014, the Manager waived and/or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations.

	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
Institutional	$6,961	$281,571
Service	$20,528	$5,206
Investor A	$25,484	$30,122
Investor A1	$15,475	$9,460
Investor B	$17	$8
Investor B1	$42	$13
Investor C	$8.100	$2,975
Investor C1	$3,047	$754

In addition, for BlackRock New Jersey Municipal Bond Fund for the year ended May 31, 2014, the Manager waived $72,426, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the year ended May 31, 2014, the amounts waived were as follows:

BlackRock California Municipal Bond Fund	$2,922
BlackRock New Jersey Municipal Bond Fund	$4,790
BlackRock Pennsylvania Municipal Bond Fund	$124
BlackRock Strategic Municipal Opportunities Fund	$13,052

For the year ended May 31, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock California Municipal Bond Fund	$7,305
BlackRock New Jersey Municipal Bond Fund	$2,564
BlackRock Pennsylvania Municipal Bond Fund	$4,851
BlackRock Strategic Municipal Opportunities Fund	$8,950

Each Trust, on behalf of each Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	0.25%	0.25%	0.20%
Investor B1	—	0.25%	0.25%	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

62	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

	Distribution Fees
	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Investor B	0.25%	0.75%	0.75%	0.10%
Investor B1	—	0.25%	0.25%	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2014, the Funds paid the following to affiliates in return for these services, which is included in transfer agent-class specific in the Statements of Operations:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Institutional	$205,628	$148,380	$558,112	$251,217
Service	—	$11,219	$5,742	—
Investor A	$37,489	$21,001	$35,543	$79,315
Investor A1	$40,563	$11,677	$7,562	$14,533
Investor B	$1,671	$8	—	$16
Investor B1	—	$26	$16	—
Investor C	$27,184	$10,831	$13,541	$47,315
Investor C1	$6,148	$3,151	$2,541	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2014, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Institutional	$1,142	$492	$1,057	$1,245
Service	—	$2,090	—	—
Investor A	$847	$552	$407	—
Investor A1	$3,309	$629	$844	$422
Investor B	—	$2	$2	$4
Investor B1	—	$8	$2	—
Investor C	$626	$308	$239	$1,308
Investor C1	$114	$69	$38	—

For the year ended May 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Investor A	$11,009	$6,486	$8,251	$36,955

For the year ended May 31, 2014, affiliates received CDSC’s as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Investor A	$108,901	$13,961	$1,001	$25,855
Investor A1	—	—	—	$271
Investor B	$2	—	—	—
Investor C	$41,186	$7,227	$5,759	$54,358

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BlackRock California Municipal Bond Fund	—	$8,370,228

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014, were as follows:

	Purchases	Sales
BlackRock California Municipal Bond Fund	$210,579,569	$467,216,819
BlackRock New Jersey Municipal Bond Fund	$29,220,348	$52,682,624
BlackRock Pennsylvania Municipal Bond Fund	$51,779,549	$164,648,904
BlackRock Strategic Municipal Opportunities Fund	$2,266,739,517	$1,650,594,319

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2014 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the expiration of capital loss carryforwards and

ANNUAL REPORT	MAY 31, 2014	63

Notes to Financial Statements (continued)

distributions received from a regulated investment company were reclassified to the following accounts:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Paid-in capital	—	$(127,616)	—	$11,102
Undistributed net investment income	$(14,842)	$(6,868)	$(126,505)	$(120,638)
Accumulated net realized gain (loss)	$14,842	$134,484	$126,505	$109,536

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 was as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Tax-exempt income[1]
5/31/14	$21,557,874	$8,946,318	$18,858,665	$21,306,467
5/31/13	24,193,526	9,360,973	21,389,950	19,824,735
Ordinary income[2]
5/31/14	—	22,210	69,310	1,292,798
5/31/13	630,103	353,413	36,394	316,917
Long-term capital gains[3]
5/31/14	4,734,236	—	—	3,966,371
5/31/13	261,929	—	—	2,871,694

Total
5/31/14	$26,292,110	$8,968,528	$18,927,975	$26,565,636

5/31/13	$25,085,558	$9,714,386	$21,426,344	$23,013,346

[1]	The Funds designate these amounts paid during the fiscal year ended May 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended May 31, 2014, as capital gain dividends.

As of May 31, 2014, the tax components of accumulated net earnings were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Undistributed tax-exempt income	$409,994	$830,609	$318,507	—
Undistributed ordinary income	134	—	51,449	$125,151
Undistributed long-term capital gains	—	—	—	394,927
Capital loss carryforwards	(21,900,397)	(4,889,588)	(26,365,008)	—
Net unrealized gains[4]	43,849,170	18,988,412	31,291,832	27,912,605
Qualified late-year losses[5]	(4,603,673)	(1,082,803)	(2,242,990)	—

Total	$17,755,228	$13,846,630	$3,053,790	$28,432,683

[4]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOBs.

[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending May 31, 2015.

As of May 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund
2017	—	$1,037,279	$9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781
No expiration date[6]	$21,900,397	3,348,189	9,348,150

Total	$21,900,397	$4,889,588	$26,365,008

[6]	Must be utilized prior to losses subject to expiration.

As of May 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Tax cost	$501,650,318	$215,793,312	$386,011,987	$1,459,962,905

Gross unrealized appreciation	$44,375,580	$20,158,775	$33,201,087	$30,290,113
Gross unrealized depreciation	(526,410)	(1,138,346)	(1,859,497)	(2,161,632)

Net unrealized appreciation	$43,849,170	$19,020,429	$31,341,590	$$28,128,481

8. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended May 31, 2014.

64	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

9. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of May 31, 2014, the BlackRock California Municipal Bond Fund invested a significant portion of its assets in securities in the county/city/special district/school district, and utilities sectors, BlackRock New Jersey Municipal Bond Fund invested a significant portion of its assets in securities in the transportation, and health sectors, BlackRock Pennsylvania Municipal invested a significant portion of its assets in securities in the education, and health sectors and BlackRock Strategic Municipal Opportunities Fund invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting the county/city/special district/school district, health, education, state, transportation and utilities sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

BlackRock California Municipal Bond Fund	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,800,219	$92,277,258	23,772,457	$302,773,858
Shares issued in reinvestment of dividends	579,362	6,769,494	628,233	7,993,926
Shares redeemed	(14,832,343)	(171,846,995)	(15,023,315)	(190,926,983)

Net increase (decrease)	(6,452,762)	$(72,800,243)	9,377,375	$119,840,801

Investor A
Shares sold	2,465,253	$28,904,915	7,184,184	$91,235,940
Shares issued in reinvestment of dividends	354,240	4,135,859	325,977	4,142,748
Shares redeemed	(6,940,663)	(81,223,756)	(3,643,845)	(46,276,394)

Net increase (decrease)	(4,121,170)	$(48,182,982)	3,866,316	$49,102,294

ANNUAL REPORT	MAY 31, 2014	65

Notes to Financial Statements (continued)

BlackRock California Municipal Bond Fund (concluded)	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor A1
Shares sold	206,468	$2,422,145	250,661	$3,179,221
Shares issued in reinvestment of dividends	361,820	4,229,954	299,778	3,810,621
Shares redeemed	(2,070,752)	(24,144,274)	(1,045,802)	(13,316,968)

Net decrease	(1,502,464)	$(17,492,175)	(495,363)	$(6,327,126)

Investor B
Shares sold	124	$1,433	522	$6,630
Shares issued in reinvestment of dividends	3,560	41,516	7,003	88,996
Shares redeemed and automatic conversion of shares	(210,777)	(2,477,540)	(314,196)	(3,988,470)

Net decrease	(207,093)	$(2,434,591)	(306,671)	$(3,892,844)

Investor C
Shares sold	758,332	$8,955,739	3,219,819	$40,959,561
Shares issued in reinvestment of dividends	167,638	1,956,206	124,760	1,586,645
Shares redeemed	(2,979,404)	(34,781,958)	(1,046,957)	(13,338,756)

Net increase (decrease)	(2,053,434)	$(23,870,013)	2,297,622	$29,207,450

Investor C1
Shares sold	1,780	$20,683	5,779	$73,677
Shares issued in reinvestment of dividends	31,440	367,150	29,812	378,971
Shares redeemed	(375,152)	(4,347,685)	(238,911)	(3,031,862)

Net decrease	(341,932)	$(3,959,852)	(203,320)	$(2,579,214)

Total Net Increase (Decrease)	(14,678,855)	$(168,739,856)	14,535,959	$185,351,361

BlackRock New Jersey Municipal Bond Fund
Institutional
Shares sold	1,779,455	$19,142,716	1,522,996	$17,382,424
Shares issued in reinvestment of dividends	89,306	948,587	94,866	1,080,653
Shares redeemed	(2,795,858)	(29,525,153)	(1,463,977)	(16,663,817)

Net increase (decrease)	(927,097)	$(9,433,850)	153,885	$1,799,260

Service
Shares sold	237,123	$2,512,079	573,047	$6,537,644
Shares issued in reinvestment of dividends	54,956	583,227	46,344	527,948
Shares redeemed	(407,882)	(4,305,615)	(167,806)	(1,911,638)

Net increase (decrease)	(115,803)	$(1,210,309)	451,585	$5,153,954

Investor A
Shares sold	1,551,053	$16,525,698	2,000,104	$22,776,711
Shares issued in reinvestment of dividends	134,010	1,425,478	116,047	1,322,859
Shares redeemed	(2,390,845)	(25,372,079)	(705,913)	(8,064,453)

Net increase (decrease)	(705,782)	$(7,420,903)	1,410,238	$16,035,117

Investor A1
Shares sold	90,223	$995,957	117,416	$1,336,599
Shares issued to shareholders in reinvestment of dividends	71,657	761,977	74,819	853,568
Shares redeemed	(450,173)	(4,789,415)	(309,275)	(3,527,532)

Net decrease	(288,293)	$(3,031,481)	(117,040)	$(1,337,365)

66	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (continued)

BlackRock New Jersey Municipal Bond Fund (concluded)	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	—	$7
Shares issued to shareholders in reinvestment of dividends	—	—	447	5,087
Shares redeemed and automatic conversion of shares	(17,618)	$(195,247)	(4,508)	(51,210)

Net decrease	(17,618)	$(195,247)	(4,061)	$(46,116)

Investor B1
Shares sold	—	—	12	$139
Shares issued to shareholders in reinvestment of dividends	—	—	3,034	34,577
Shares redeemed	(81,704)	$(905,769)	(120,443)	(1,370,220)

Net decrease	(81,704)	$(905,769)	(117,397)	$(1,335,504)

Investor C
Shares sold	371,350	$3,939,892	1,020,680	$11,650,677
Shares issued to shareholders in reinvestment of dividends	57,114	606,463	57,015	649,320
Shares redeemed	(731,885)	(7,711,140)	(401,252)	(4,571,365)

Net increase (decrease)	(303,421)	$(3,164,785)	676,443	$7,728,632

Investor C1
Shares sold	1,111	$11,629	33	$375
Shares issued to shareholders in reinvestment of dividends	17,496	185,848	21,025	239,512
Shares redeemed	(141,321)	(1,473,250)	(120,665)	(1,372,551)

Net decrease	(122,714)	$(1,275,773)	(99,607)	$(1,132,664)

Total Net Increase (Decrease)	(2,562,432)	$(26,638,117)	2,354,046	$26,865,314

BlackRock Pennsylvania Municipal Bond Fund
Institutional
Shares sold	1,880,083	$20,306,515	3,950,011	$46,393,090
Shares issued in reinvestment of dividends	166,975	1,802,537	152,874	1,792,488
Shares redeemed	(8,689,280)	(92,961,113)	(4,390,552)	(51,455,720)

Net decrease	(6,642,222)	$(70,852,061)	(287,667)	$(3,270,142)

Service
Shares sold	239,457	$2,578,070	454,305	$5,331,684
Shares issued in reinvestment of dividends	26,132	282,273	19,886	233,230
Shares redeemed	(294,778)	(3,164,022)	(120,562)	(1,416,649)

Net increase (decrease)	(29,189)	$(303,679)	353,629	$4,148,265

Investor A
Shares sold	1,373,680	$14,737,209	2,163,364	$25,410,189
Shares issued in reinvestment of dividends	188,718	2,040,540	160,231	1,880,513
Shares redeemed	(1,947,891)	(20,846,115)	(635,311)	(7,459,020)

Net increase (decrease)	(385,493)	$(4,068,366)	1,688,284	$19,831,682

Investor A1
Shares sold	49,585	$563,518	86,753	$1,014,993
Shares issued in reinvestment of dividends	37,363	404,139	40,464	475,087
Shares redeemed	(331,962)	(3,568,440)	(247,668)	(2,904,896)

Net decrease	(245,014)	$(2,600,783)	(120,451)	$(1,414,816)

ANNUAL REPORT	MAY 31, 2014	67

Notes to Financial Statements (continued)

BlackRock Pennsylvania Municipal Bond Fund (concluded)	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	4,775	$56,728
Shares issued in reinvestment of dividends	—	—	357	4,187
Shares redeemed and automatic conversion of shares	(10,644)	$(121,108)	(6,910)	(81,382)

Net decrease	(10,644)	$(121,108)	(1,778)	$(20,467)

Investor B1
Shares sold	—	—	—	—
Shares issued in reinvestment of dividends	—	—	1,931	22,630
Shares redeemed	(45,807)	$(521,315)	(113,682)	$(1,329,239)

Net decrease	(45,807)	$(521,315)	(111,751)	$(1,306,609)

Investor C
Shares sold	322,578	$3,505,852	960,965	$11,300,415
Shares issued in reinvestment of dividends	65,760	710,204	67,798	795,498
Shares redeemed	(1,026,852)	(10,993,211)	(323,167)	(3,793,772)

Net increase (decrease)	(638,514)	$(6,777,155)	705,596	$8,302,141

Investor C1
Shares sold	955	$10,170	2	$24
Shares issued in reinvestment of dividends	13,589	146,697	16,628	194,964
Shares redeemed	(167,753)	(1,802,262)	(65,222)	(764,915)

Net decrease	(153,209)	$(1,645,395)	(48,592)	$(569,927)

Total Net Increase (Decrease)	(8,150,092)	$(86,889,862)	2,177,270	$25,700,127

BlackRock Strategic Municipal Opportunities Fund
Institutional
Shares sold	74,244,925	$830,142,254	25,825,649	$298,110,756
Shares issued in reinvestment of dividends	840,070	9,251,386	596,496	6,880,398
Shares redeemed	(28,328,093)	(309,223,607)	(11,733,089)	(135,539,292)

Net increase	46,756,902	$530,170,033	14,689,056	$169,451,862

Investor A
Shares sold	15,812,719	$175,930,126	13,975,538	$161,392,666
Shares issued in reinvestment of dividends	559,069	6,130,474	466,507	5,376,675
Shares redeemed	(12,295,974)	(134,512,814)	(5,827,011)	(67,449,800)

Net increase	4,075,814	$47,547,786	8,615,034	$99,319,541

Investor A1
Shares sold	87,378	$987,696	85,003	$980,103
Shares issued in reinvestment of dividends	86,140	943,848	90,365	1,041,226
Shares redeemed	(718,764)	(7,895,979)	(359,759)	(4,157,601)

Net decrease	(545,246)	$(5,964,435)	(184,391)	$(2,136,272)

Investor B
Shares sold	—	—	14,643	$169,759
Shares issued in reinvestment of dividends	—	—	1,747	20,127
Shares redeemed and automatic conversion of shares	(71,299)	$(807,109)	(85,173)	(981,687)

Net decrease	(71,299)	$(807,109)	(68,783)	$(791,801)

68	ANNUAL REPORT	MAY 31, 2014

Notes to Financial Statements (concluded)

BlackRock Strategic Municipal Opportunities Fund (concluded)	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor C
Shares sold	3,847,916	$42,684,444	6,149,451	$70,962,740
Shares issued in reinvestment of dividends	221,993	2,430,881	207,811	2,394,958
Shares redeemed	(5,308,870)	(58,064,794)	(1,733,930)	(20,039,069)

Net increase (decrease)	(1,238,961)	$(12,949,469)	4,623,332	$53,318,629

Total Net Increase	48,977,210	$557,996,806	27,674,248	$319,161,959

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MAY 31, 2014	69

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund and the Board of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund (formerly BlackRock Intermediate Municipal Fund) of BlackRock Municipal Series Trust (collectively, the “Funds”), as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the year then ended for BlackRock California Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, as of May 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for the year then ended for BlackRock California Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 25, 2014

70	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Bond Fund (the “California Municipal Bond Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Bond Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC, with respect to the Funds, would expire effective July 1, 2014. It was also noted that the non-renewal of the Sub-Advisory Agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management team that serves each Fund. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds;

ANNUAL REPORT	MAY 31, 2014	71

Disclosure of Investment Advisory Agreements (continued)

services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Strategic Municipal Opportunities Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of each of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s) for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

72	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Strategic Municipal Opportunities Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the California Municipal Bond Fund ranked in the fourth, third and fourth quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the California Municipal Bond Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the California Municipal Bond Fund’s underperformance during these periods. The Board was informed that, among other things, underperformance stems predominantly from an above market average duration posture. The negative price performance of local school districts was also a negative contributing factor to performance with the California Municipal Bond Fund being overweight in this sector.

The Board and BlackRock also discussed BlackRock’s strategy for improving the California Municipal Bond Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the California Municipal Bond Fund’s portfolio managers in seeking to improve the California Municipal Bond Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the second, first and second quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the New Jersey Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the Pennsylvania Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the third, first and first quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the Strategic Municipal Opportunities Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the Strategic Municipal Opportunities Fund’s underperformance during the one-year period and noted that they will monitor the Strategic Municipal Opportunities Fund’s performance. The Board noted that effective January 27, 2014, the Strategic Municipal Opportunities Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Intermediate Municipal Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including

ANNUAL REPORT	MAY 31, 2014	73

Disclosure of Investment Advisory Agreements (continued)

the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the California Municipal Bond Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the California Municipal Bond Fund’s Expense Peers. The Board also noted that the California Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Bond Fund increases above certain contractually specified levels. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock contractually agreed to a cap on the California Municipal Bond Fund’s total expenses as a percentage of the California Municipal Bond Fund’s average daily net assets on a class-by-class basis, as applicable. These reductions, which may result in savings to shareholders, are effective on June 1, 2014.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board determined that the New Jersey Municipal Bond Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap. In addition, after discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock contractually agreed to a cap to further limit the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis, as applicable. These reductions, which may result in savings to shareholders, are effective on June 1, 2014.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board determined that the Strategic Municipal Opportunities Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Strategic Municipal Opportunities Fund’s Expense Peers. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Strategic Municipal Opportunities Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the

74	ANNUAL REPORT	MAY 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	MAY 31, 2014	75

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 96 Portfolios	Actavis plc (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 1995	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 96 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 96 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2000	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 96 Portfolios	None

76	ANNUAL REPORT	MAY 31, 2014

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 96 Portfolios	None

[1] Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 96 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	MAY 31, 2014	77

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2012 to 2013; Assistant Secretary of the BlackRock-advised Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[2] Boston, MA 02110 The Bank of New York Mellon[3] New York, NY 10286	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019
Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540		Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[2]	For all Funds except BlackRock California Municipal Bond Fund.
[3]	For BlackRock California Municipal Bond Fund.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

78	ANNUAL REPORT	MAY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	MAY 31, 2014	79

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

80	ANNUAL REPORT	MAY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MAY 31, 2014	81

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

82	ANNUAL REPORT	MAY 31, 2014

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust	$33,013	$32,313	$0	$0	$12,600	$12,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust	$12,600	$12,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Certifications – Attached hereto

(a)(3)	Not Applicable

(b)	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust

Date: July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust

Date: July 29, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust

Date: July 29, 2014